Exhibit 10.14
Loan and Security Agreement

Borrowers:	BroadSoft, Inc., a Delaware corporation (“Parent”)
BroadSoft International, Inc., a Delaware corporation, and
BroadSoft M6, LLC, a Delaware limited liability company

Address:	220 Perry Parkway
Gaithersburg, Maryland 20877

Date:	September 26, 2008
This Loan and Security Agreement is entered into on the above date between ORIX Venture Finance LLC, a Delaware limited liability company (“ORIX”), with an address at 245 Park Avenue, 19th Floor, New York, NY 10167 and the borrowers named above (jointly and severally “Borrower”), whose chief executive office is located at the above address (“Borrower’s Address”). The Schedule to this Loan and Security Agreement being signed concurrently (the “Schedule”) is an integral part of this Agreement. (Definitions of certain terms used in this Agreement are set forth in Section 7 below.)
1. LOANS.
     1.1 Loans. Subject to the terms and conditions in this Agreement, ORIX shall make a loan to Borrower (the “Loan”), in the amount shown on the Schedule. The Loan, once repaid, may not be reborrowed.
     1.2 Conditions. The making of the Loan is subject to the satisfaction of the following conditions precedent, which Borrower agrees to satisfy within 5 days after the date hereof: (i) all filings have been completed that are necessary or advisable to perfect the security interest of ORIX in the Collateral, including without limitation filings in the United States Copyright Office and United States Patent and Trademark Office, (ii) all documents relating to this Agreement have been executed and delivered, (iii) ORIX has confirmed to its satisfaction that there has been no Material Adverse Change since the date of the last financial statements provided to ORIX, (iv) UCC and other searches deemed necessary by ORIX have been completed and the results thereof are satisfactory to ORIX, and (v) all other matters relating to the Loan have been completed to ORIX’s reasonable satisfaction.
     1.3 Interest. The Loan and all other monetary Obligations arising under or relating to this Agreement or the transactions contemplated hereby shall bear interest at the rate shown on the Schedule, except where expressly set forth to the contrary in this Agreement or in another written agreement signed by ORIX and Borrower. Borrower shall pay accrued interest on the Loan on the 26th day of each month, and at maturity. The sending of a bill for interest in advance by ORIX shall not affect ORIX’s right to make adjustments to the same based on changes in the Prime Rate as provided in this Agreement.
     1.4 Fees. Borrower shall pay ORIX the fees shown on the Schedule, which are in addition to all interest and other sums payable to ORIX and are not refundable.
     1.5 Late Fee. If any payment of principal or accrued interest is not made within five Business Days after the date due, Borrower shall pay ORIX a late payment fee equal to 5% of the amount of such late payment. The provisions of this paragraph shall not be construed as ORIX’s consent to Borrower’s failure to pay any amounts when due, and ORIX’s acceptance of any such late payments shall not restrict ORIX’s exercise of any remedies arising out of any such failure.
2. SECURITY INTEREST.
     2.1 Security Interest. To secure the payment and performance of all of the Obligations when due, Borrower hereby grants to ORIX a security interest in all of the following (collectively, the “Collateral”): all right, title and interest of Borrower in and to the following, whether

ORIX	Loan and Security Agreement
now owned or hereafter arising or acquired and wherever located: all Accounts; all Inventory; all Equipment; all General Intangibles (including without limitation all Intellectual Property and Deposit Accounts); all Investment Property; all Other Property; and any and all claims, rights and interests in any of the above, and all guaranties and security for any of the above, and all substitutions and replacements for, additions, accessions, attachments, accessories, and improvements to, and proceeds (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties) of, any and all of the above, and all Borrower’s books relating to any of the above, including without limitation the assets identified in the Representations.
Notwithstanding the foregoing, the Collateral shall not include any such property:
(i) which is nonassignable by its terms without the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Sections 9406 and 9408 of the Code), and as to any licenses included in the foregoing Borrower represents and warrants that they are non-exclusive and replaceable on commercially reasonable terms;
(ii) if the granting of a security interest therein is contrary to applicable law, provided that upon the cessation of any such restriction or prohibition, such property shall automatically become part of the Collateral, all of which Borrower represents and warrants are not material to its business;
(iii) which (including any attachments, accessions or replacements) is subject to a Lien that is permitted pursuant to clause (i) or (ii) of the definition of Permitted Liens, if the grant of a security interest with respect to such property pursuant to this Agreement would be prohibited by the agreement creating such Permitted Lien or would otherwise constitute a default thereunder, provided, that such property will be deemed “Collateral” hereunder upon the termination and release of such Permitted Lien;
(iv) which is capital stock owned by Borrower of any Foreign Sub (as defined in the Schedule) possessing in excess of 65% of the voting power of all classes of capital stock of such Foreign Sub entitled to vote; or
(v) which is Intellectual Property registered outside the United States to the extent it is duplicative with Intellectual Property registered in the United States (“Excluded Foreign Intellectual Property”).
3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER.
     In order to induce ORIX to enter into this Agreement and to make the Loan, each Borrower represents and warrants to ORIX as follows, and each Borrower covenants that the following representations will continue to be true, and that each Borrower will at all times comply with all of the following covenants:
     3.1 Corporate Existence and Authority. Each Borrower is and will continue to be, duly organized or formed (as the case may be), validly existing and in good standing under the laws of the State of Delaware. Each Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would reasonably be expected to result in a Material Adverse Change. The execution, delivery and performance by each Borrower of this Agreement, and all other documents contemplated hereby to which it is a party or by which it is bound (i) have been duly and validly authorized, (ii) are enforceable against it in accordance with their terms (except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors’ rights generally), (iii) do not violate its articles or certificate of incorporation, or by-laws (in the case of a Borrower which is a corporation) or its operating agreement (in the case of a Borrower which is a limited liability company), or any law or any material agreement or instrument which is binding upon it or its property, and (iv) do not constitute grounds for acceleration of any indebtedness or obligation in excess of $100,000, under any agreement or instrument which is binding upon it or its property.
     3.2 Name; Trade Names and Styles. As of the date hereof, the full correct name of each Borrower and its state of incorporation, formation, or organization are set forth in the heading to this Agreement. Listed on the Representations are all prior names of each Borrower used within the past five (5) years and each Borrower’s present and prior trade names used within the past five (5) years. Borrower shall give ORIX 15 days’ prior written notice before changing its name or doing business under any other name. Each Borrower has complied, and will in the future comply, in all material respects with all laws relating to the conduct of business under a fictitious business name.
     3.3 Place of Business; Location of Collateral. The address set forth in the heading to this Agreement is each Borrower’s chief executive office. In addition, each Borrower has places of business in the United States and Collateral in the United States is located only at the locations set forth in the Representations (except for locations holding not more than $10,000 of Collateral per location and not more than $100,000 of Collateral in the aggregate). Borrower will give ORIX at least 15 days prior written notice before opening any additional place of business (including without limitation places of business outside the United States), changing its chief executive office, or moving any of the Collateral having a

ORIX	Loan and Security Agreement
value in excess of $100,000 in the aggregate to a location other than Borrower’s Address or one of the locations set forth in the Representations or otherwise disclosed in writing to ORIX.
     3.4 Title to Collateral. Each Borrower is now, and will at all times in the future be, the sole owner of all of its Collateral, except for (i) specific items of Equipment which are leased to it and (ii) Intellectual Property which is licensed to it in the ordinary course of business. The Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, except for the security interest in favor of ORIX and Permitted Liens. ORIX now has, and will continue to have, a first-priority perfected and enforceable security interest in all of the Collateral, (other than Deposit Accounts outside the United States), subject only to Permitted Liens, and Borrower will at all times defend ORIX and the Collateral against all claims of others. None of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to become a fixture. Borrower will keep in full force and effect, and will comply in all material respects with all the terms of, any lease of real property where any of the Collateral now or in the future may be located, provided that Borrower shall be entitled to move locations and terminate any lease of real property to the extent Borrower has complied with Section 3.3 hereof.
     3.5 Maintenance of Collateral. Borrower will maintain the Collateral in good working condition, ordinary wear and tear excepted, and Borrower will not use the Collateral for any unlawful purpose. Borrower will advise ORIX in writing of any material loss or damage to the Collateral within two Business Days after such loss or damage occurs.
     3.6 Books and Records. Borrower has maintained and will maintain at Borrower’s Address complete and accurate books and records, comprising an accounting system in accordance with GAAP.
     3.7 Financial Condition, Statements and Reports. All financial statements now or in the future delivered to ORIX have been, and will be, prepared in conformity with GAAP (except for non-compliance with FAS 123R in monthly reporting) and now and in the future will completely and fairly reflect the financial condition of Parent, at the times and for the periods therein stated. Between the last date covered by any such statement provided to ORIX and the date hereof, there has been no Material Adverse Change. Each Borrower is now and will continue to be solvent.
     3.8 Tax Returns and Payments; Pension Contributions. Each Borrower has timely filed, and will timely file, all tax returns and reports required by applicable law, and Borrower has timely paid, and will timely pay, all applicable taxes, assessments, deposits and contributions now or in the future owed by Borrower, provided that Borrower need not pay taxes that are being disputed in good faith, by appropriate proceedings diligently pursued, for which Borrower holds adequate reserves in accordance with GAAP and with respect to which there is no lien on any Collateral.
     3.9 Compliance with Law. Borrower has complied, and will comply, in all material respects, with all provisions of all applicable laws and regulations, including, but not limited to, those relating to Borrower’s ownership of real or personal property, the conduct and licensing of Borrower’s business, compensation and benefits payable or provided to Borrower’s employees, and all environmental matters. All proceeds of all Loans shall be used solely for lawful business purposes.
     3.10 Litigation. Except as disclosed to ORIX in writing, there is no suit, litigation, proceeding or investigation pending or threatened against or affecting any Borrower involving more than $100,000, except for patent indemnification claims not involving more than $500,000. Each Borrower will promptly inform ORIX in writing of (i) any claim, proceeding, litigation or investigation in the future threatened or instituted by or against it involving any claim of $100,000 or more (except for patent indemnification claims not involving more than $500,000), and (ii) any patent indemnification litigation instituted against Borrower involving more than $100,000.
     3.11 Intellectual Property. No Borrower is the licensee of any Intellectual Property other than licenses of software which are not exclusive and are generally available on commercially reasonable terms. Borrower will not, in the future, enter into any material Intellectual Property license as licensee, which prohibits it from granting a security interest in the same, unless the license is not exclusive and generally available on commercially reasonable terms.
4. ADDITIONAL DUTIES OF THE BORROWER.
     4.1 Insurance. Borrower shall, at all times, insure all of the tangible Collateral and carry such other business insurance, with insurers reasonably acceptable to ORIX, in such form and amounts as ORIX may reasonably require, and Borrower shall provide evidence of such insurance to ORIX, so that ORIX is reasonably satisfied that such insurance is, at all times, in full force and effect. ORIX hereby acknowledges that it has reviewed Borrower’s current insurance policies and that such insurance is with insurers and in form and amounts as are presently acceptable to ORIX. All such insurance policies shall name ORIX as an additional loss payee, and shall contain a lenders loss payee endorsement in form reasonably acceptable to ORIX. Upon receipt of the proceeds of any such insurance, ORIX shall apply such proceeds in reduction of the Obligations arising under or

ORIX	Loan and Security Agreement
relating to this Agreement or the transactions contemplated hereby, as ORIX shall determine in its sole discretion, except that, provided no Default or Event of Default has occurred and is continuing, ORIX shall release to Borrower insurance proceeds with respect to Equipment totaling less than $250,000, which shall be utilized by Borrower for the replacement of the Equipment with respect to which the insurance proceeds were paid. ORIX may require reasonable assurance that the insurance proceeds so released will be so used. If Borrower fails to provide or pay for any insurance, ORIX may, but is not obligated to, obtain the same at Borrower’s expense. Borrower shall promptly deliver to ORIX copies of all claims made to insurance companies.
     4.2 Reports. Borrower, at its expense, shall provide ORIX with the written reports set forth in the Schedule, and such other written reports with respect to Borrower (including budgets, sales projections, operating plans and other financial documentation), as ORIX shall from time to time reasonably specify.
     4.3 Access to Collateral, Books and Records. At reasonable times, and on three Business Day’s notice (except if a Default or Event of Default has occurred and is continuing or if ORIX in its good faith business judgment believes or suspects that a Borrower has engaged in defalcation, intentional misrepresentation, or fraud, in which case then ORIX may do the following at any time and without any notice), ORIX, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy Borrower’s books and records; provided that such inspections shall occur no more often that twice per calendar year unless a Default or Event of Default has occurred and is continuing or ORIX in its good faith business judgment believes or suspects that a Borrower has engaged in defalcation, intentional misrepresentation, or fraud. The foregoing inspections and audits shall be at Borrower’s expense and the charge therefor shall be $950 per person per day (or such other amount as shall represent ORIX’s then current standard charge for the same), plus all other reasonable out-of-pockets costs and expenses incurred by ORIX in connection therewith.
     4.4 Remittance of Proceeds. All proceeds arising from the sale or other disposition of any Collateral (other than (i) the proceeds of the sale of Inventory in the ordinary course of business or the non-exclusive licensing of Intellectual Property in the ordinary course of business, or (ii) proceeds of dispositions of obsolete or unneeded Equipment in the ordinary course of business in an amount not in excess of $250,000 in any fiscal year) shall be delivered, in kind, by Borrower to ORIX in the original form in which received by Borrower not later than the following Business Day after receipt by Borrower, to be applied to the Obligations arising under or relating to this Agreement or the transactions contemplated hereby in such order as ORIX shall determine. Nothing in this Section limits the restrictions on disposition of Collateral set forth elsewhere in this Agreement.
     4.5 Negative Covenants. Borrower shall not, without ORIX’s prior written consent, do any of the following:
          (i) merge or consolidate with another corporation or entity, except that (A) a wholly-owned subsidiary of Parent may merge into Parent if Parent is the surviving corporation in the merger and (B) any Borrower (other than Parent) may merge with any other Borrower (other than Parent);
          (ii) acquire any assets, except for (A) assets acquired in the ordinary course of business (including without limitation assets acquired pursuant to vendor or supplier agreements entered into by a Borrower in the ordinary course of business), or (B) assets acquired outside the ordinary course of business for a purchase price not exceeding $250,000 in the aggregate in any fiscal year;
          (iii) enter into any other transaction outside the ordinary course of the business of providing VOIP software and related hardware and services (it being understood that (A) any transaction involving less than $50,000 is deemed in the ordinary course of business, and (B) the incurrence of indebtedness secured by a Permitted Lien of the type described in clause (i) or (ii) of the definition of “Permitted Lien”) is deemed in the ordinary course of business, and (C) transactions specifically permitted by other provisions of this Agreement are not prohibited by this clause (iii));
          (iv) sell or transfer any Collateral (except that, provided no Default or Event of Default has occurred and is continuing, Borrower may do the following in good faith arm’s length transactions, in the ordinary course of business: (A) sell Inventory; (B) enter into non-exclusive licenses with respect to its Intellectual Property; (C) trade-in or dispose of obsolete or unneeded Equipment); and (D) make transfers which are Permitted Liens or Permitted Investments;
          (v) store any Inventory or other Collateral with any warehouseman or other third party (except for locations holding not more than $10,000 of Collateral per location and not more than $100,000 of Collateral in the aggregate).
          (vi) make any loans of any money or other assets to, or purchase the stock or other securities of, or make any other investment in, any other Person (other than Permitted Investments);
          (vii) guarantee or otherwise become liable with respect to the obligations of a Person other than (A) another Borrower or (B) a Foreign Sub; provided any such guarantees or liabilities that are not included within

ORIX	Loan and Security Agreement
the definition of Permitted Indebtedness shall not exceed $200,000 in the aggregate for all Foreign Subs;
          (viii) pay or declare any dividends on Borrower’s stock (other than dividends payable solely in shares of stock of Borrower and dividends paid by a Subsidiary to Parent);
          (ix) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower’s stock, except for repurchases of stock of former employees or directors of Borrower to the extent permitted under Borrower’s equity incentive or similar plan, provided no Default or Event of Default shall exist at the time of such repurchase or would exist after giving effect to such repurchase, and provided such repurchases do not exceed in the aggregate $100,000 in any fiscal year;
          (x) incur or permit to be outstanding any Indebtedness other than Permitted Indebtedness;
          (xi) create a Subsidiary (other than a Foreign Sub) of Borrower or permit a Subsidiary (other than a Foreign Sub) of Borrower to be created, unless such Subsidiary executes and delivers to ORIX a continuing guaranty with respect to the Obligations and a Security Agreement granting ORIX a security interest in all of such Subsidiary’s assets other than the types of assets excluded from the definition of Collateral contained herein (subject only to Permitted Liens), or such Subsidiary becomes a co-borrower hereunder, as selected by ORIX and pursuant to documentation in such form as ORIX shall reasonably specify;
          (xii) reincorporate in another state; or
          (xiii) dissolve or elect to dissolve; or
          (xiv) agree to do any of the foregoing, unless such agreement is subject to ORIX’s consent given prior to closing the transaction.
     4.6 Litigation Cooperation. Should any third-party suit or proceeding be instituted by or against ORIX with respect to any Collateral or in any manner relating to Borrower, Borrower shall, without expense to ORIX, make available Borrower and its officers, employees and agents, and Borrower’s books and records, without charge, to the extent that ORIX may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.
     4.7 Notification of Changes. Borrower will promptly notify ORIX in writing of any change in its executive officers or directors, the opening of any new bank account or other Deposit Account (other than accounts opened outside the United States which do not at any time have more than $50,000), and any Material Adverse Change.
     4.8 Financial Covenants. Parent shall comply with all of the Financial Covenants set forth in the Schedule, and all other covenants and provisions set forth in the Schedule.
     4.9 Landlord Agreements. Borrower shall, from time to time, upon ORIX’s request, use its commercially reasonable efforts to obtain written waivers and agreements from Borrower’s landlords with respect to Borrower’s premises in the United States, on such form and containing such provisions as ORIX shall reasonably specify.
     4.10 Board Information Rights.
(a)	Parent shall notify ORIX in writing at least ten days in advance of the time and place of any regularly scheduled meeting, or as soon as reasonably possible of any unscheduled meeting, of the Board of Directors of Parent (including without limitation telephone, conference call and video meetings) (all said scheduled and unscheduled meetings being referred to herein as “Board Meetings”). In the event of a change in the date for any such meeting, Parent shall notify ORIX in writing of the same at the time it notifies the directors of the change. Parent shall give ORIX copies of all notices, minutes, consents and other materials the Parent provides to its directors in connection with said Board Meetings, at the same time as provided to its directors (or as soon as reasonably practicable thereafter); provided that Parent shall not be obligated to provide ORIX with any information that is subject to any attorney-client privilege.

(b)	Within five Business Days following each Board Meeting, Parent shall hold a meeting with ORIX, at which an executive officer of the Parent who was present at the Board Meeting shall be present (the “Board Briefing”). The Board Briefing shall be by telephone (unless ORIX requests that it be in person). (In the event ORIX requests that the Board Briefing be in person, it shall be held within ten, rather than five, Business Days following the Board Meeting.) At the Board Briefing, the executive officer of the Parent shall disclose to ORIX all material information discussed at the Board Meeting and all actions taken at the Board Meeting, and shall answer questions asked by ORIX with respect thereto; provided that the executive officer shall not be obligated to provide ORIX with any information that is subject to any attorney-client privilege.

(c)	If any Event of Default has occurred and is continuing and ORIX has given written notice of such Event of Default to Parent, then ORIX shall have the right to have a representative attend all

ORIX	Loan and Security Agreement
Board Meetings, in a nonvoting-observer capacity.

(d)	Any information provided to ORIX under this Section 4.10 shall be subject to the confidentiality agreement in Section 8.2 of this Agreement.
     4.11 Further Assurances. Borrower agrees, at its expense, on request by ORIX, to execute all documents and take all actions, as ORIX may deem reasonably necessary or useful in order to perfect and maintain ORIX’s perfected security interest in the Collateral, and in order to fully consummate the transactions contemplated by this Agreement.
     4.12 Indemnity. Borrower hereby agrees to indemnify the following Persons (collectively, the “Indemnitees”): ORIX and its affiliates, subsidiaries, parent, directors, officers, employees, agents, and attorneys, and to hold them harmless from and against any and all claims, debts, liabilities, demands, obligations, actions, causes of action, penalties, costs and expenses (including reasonable attorneys’ fees and expenses), of every nature, character and description (collectively, “Claims”), which any Indemnitee may sustain or incur based upon or arising out of any of the Obligations arising under or relating to this Agreement or the transactions contemplated hereby, any relationship or agreement between ORIX and Borrower arising out of, or in connection with, this Agreement or the transactions contemplated hereby, or any other matter, cause or thing whatsoever occurred, done, omitted or suffered to be done by any Indemnitee relating to Borrower or the Obligations arising under or relating to this Agreement or the transactions contemplated hereby; provided that the indemnity hereunder to an Indemnitee shall not extend to Claims or damages proximately caused by any Indemnitee’s gross negligence or willful misconduct. Notwithstanding any provision in this Agreement to the contrary, the indemnity agreement set forth in this Section shall survive any termination of this Agreement and shall for all purposes continue in full force and effect.
5. TERM.
     5.1 Maturity Date. On the maturity date set forth on the Schedule (the “Maturity Date”) or any earlier occurrence of any Event of Default, Borrower shall pay in full all outstanding Obligations arising under or relating to this Agreement or the transactions contemplated hereby (other than inchoate indemnity obligations), whether evidenced by installment notes or otherwise, and whether or not all or any part of such Obligations are otherwise then due and payable.
     5.2 Prepayment. Borrower shall have the option of prepaying the principal amount of the Loan, prior to the Maturity Date, in whole or in part, provided that Borrower concurrently pays ORIX (i) all accrued and unpaid interest on the principal so prepaid and (ii) a prepayment fee equal to 2.00% of the amount prepaid if prepayment occurs on or prior to the first anniversary of the date of this Agreement. Said prepayment fee shall be due from Borrower to ORIX upon any prepayment of the principal of the Loan, including without limitation any prepayment as a result of an Event of Default or the exercise of any rights or remedies by ORIX following the same. Prepayments of the Loan shall be applied to the principal installments due on the Loan in the inverse order of their maturity. After the first anniversary of the date of this Agreement, the Loan may be prepaid in whole or in part without premium or penalty.
     5.3 Termination Statements. Upon payment and performance in full of all Obligations arising under or relating to this Agreement or the transactions contemplated hereby (other than inchoate indemnity obligations), and, if an Event of Default has occurred and is continuing, all other Obligations, ORIX shall promptly deliver to Borrower UCC termination statements and such other documents as may be reasonably required to terminate ORIX’s security interests in the Collateral.
6. EVENTS OF DEFAULT AND REMEDIES.
     6.1 Events of Default. The occurrence of any of the following events shall constitute an “Event of Default” under this Agreement, and Borrower shall give ORIX immediate written notice thereof upon becoming aware of the same:
     (a) any warranty, representation, statement, report or certificate made or delivered to ORIX by any Borrower or any Borrower’s officers, employees or agents, now or in the future, shall be untrue or misleading in a material respect; or
     (b) Borrower shall fail to pay any principal or interest payment on any Loan within three Business Days after the date due; or
     (c) Borrower shall fail to pay any other monetary Obligation, within three Business Days after the date due; or
     (d) Parent shall fail to comply with any of the Financial Covenants set forth in the Schedule or with any provision under Subsection 4.5 or 4.10 hereof; or
     (e) Borrower shall fail to perform any non-monetary Obligation within five Business Days after the date due; or
     (f) any levy, assessment, attachment, seizure, lien or encumbrance (other than a Permitted Lien) is made on all or any part of the Collateral with a value in the aggregate in excess of $100,000, which is not cured within 15 days after the occurrence of the same; or
     (g) any Borrower breaches any material contract or obligation, which has or may reasonably be expected to

ORIX	Loan and Security Agreement
have a material adverse effect on the business or financial condition of Borrower taken as a whole; or
     (h) a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of $100,000 or more shall be rendered against any Borrower and shall remain unsatisfied and unstayed for a period of 15 days after the entry thereof;
     (i) dissolution, termination of existence, insolvency, business failure or temporary or permanent suspension of business of any Borrower; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by or against any Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, and in the case of an involuntary proceeding is not dismissed or stayed within 45 days; or
     (j) revocation or termination of, or limitation or denial of liability upon, any guaranty of the Obligations or any attempt to do any of the foregoing; or
     (k) revocation or termination of, or limitation or denial of liability upon, any pledge of any certificate of deposit, securities, money or other property or asset pledged by any third party to secure any or all of the Obligations, or any attempt to do any of the foregoing, or commencement of proceedings by or against any such third party under any bankruptcy or insolvency law; or
     (l) there shall be a change in the record or beneficial ownership of an aggregate of more than 35% of the outstanding shares of stock or other equity ownership interest in Parent, in one or more transactions, compared to the ownership of outstanding shares of stock of Parent in effect on the date hereof, without the prior written consent of ORIX, except as a result of a public offering of Parent’s equity securities; or
     (m) any Borrower shall generally not pay its debts as they become due, or any Borrower shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or
     (n) a Material Adverse Change shall occur; or
     (o) Borrower makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations other than as permitted in the applicable subordination agreement, or if any Person who has subordinated such indebtedness or obligations terminates or in any way limits such subordination agreement; or
     (p) an event of default shall occur and be continuing under any other Loan Document (after giving effect to, but without duplication of, grace periods under such other Loan Document applicable thereto); or
     (q) any default or event of default shall occur under any document, instrument or agreement relating to any Permitted Lien securing an amount in excess of $100,000, or any Permitted Indebtedness in an amount in excess of $100,000, which is not cured within any applicable cure period.
ORIX may cease making any Loans hereunder during any of the above cure periods, and thereafter if an Event of Default has occurred and is continuing.
     6.2 Remedies. Upon the occurrence and during the continuance of any Event of Default, ORIX, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by Borrower), may do any one or more of the following:
     (a) Cease making Loans or otherwise extending credit to Borrower under this Agreement or any other document or agreement;
     (b) Accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation;
     (c) Accelerate or extend the time of payment of, compromise, issue credits on, or bring suit on the Accounts and other Collateral (in the name of Borrower or ORIX), settle or adjust disputes or claims directly with Account Debtors for amounts and upon terms which it considers advisable, and notify Account Debtors on the Accounts and other Collateral that the Accounts and Collateral have been assigned to ORIX, and that payments in respect thereof shall be made directly to ORIX, and otherwise administer and collect the Accounts and other Collateral;
     (d) Collect, receive, dispose of and realize upon any Investment Property, including withdrawal of any and all funds from any securities accounts;
     (e) Take possession of any or all of the Collateral wherever it may be found, and for that purpose Borrower hereby authorizes ORIX without judicial process to enter onto any of Borrower’s premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof, without charge for so long as ORIX deems it reasonably necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that should ORIX seek to take possession of any of the Collateral by court process, Borrower hereby irrevocably waives: (i) any

ORIX	Loan and Security Agreement
bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that ORIX retain possession of, and not dispose of, any such Collateral until after trial or final judgment;
     (f) Require Borrower to assemble any or all of the Collateral and make it available to ORIX at places designated by ORIX which are reasonably convenient to ORIX and Borrower, and to remove the Collateral to such locations as ORIX may deem advisable;
     (g) Complete the processing, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, ORIX shall have the right to use Borrower’s premises, vehicles, hoists, lifts, cranes, equipment and all other property without charge;
     (h) Sell, lease or otherwise dispose of any of the Collateral, in its condition at the time ORIX obtains possession of it or after further manufacturing, processing or repair, at one or more public and/or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale. ORIX shall have the right to conduct such disposition on Borrower’s premises without charge, for such time or times as ORIX deems reasonable, or on ORIX’s premises, or elsewhere and the Collateral need not be located at the place of disposition. ORIX may directly or through any affiliated company purchase or lease any Collateral at any such public disposition, and if permissible under applicable law, at any private disposition. Any sale or other disposition of Collateral shall not relieve Borrower of any liability Borrower may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale.
All reasonable attorneys’ fees, expenses, costs, liabilities and obligations incurred by ORIX with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. Without limiting any of ORIX’s rights and remedies, from and after the occurrence, and during the continuance, of any Event of Default, the interest rate applicable to the Obligations shall be increased by an additional two percent per annum.
     6.3 Standards for Determining Commercial Reasonableness. Borrower and ORIX agree that a sale or other disposition (collectively, “sale”) of any Collateral which complies with the following standards will conclusively be deemed to be commercially reasonable: (i) Notice of the sale is given to Borrower at least seven days prior to the sale, and, in the case of a public sale, notice of the sale is published at least seven days before the sale in a newspaper of general circulation in the county where the sale is to be conducted; (ii) Notice of the sale describes the collateral in general, non-specific terms; (iii) The sale is conducted at a place designated by ORIX, with or without the Collateral being present; (iv) The sale commences at any time between 8:00 a.m. and 6:00 p.m.; (v) Payment of the purchase price in cash or by cashier’s check or wire transfer is required; (vi) With respect to any sale of any of the Collateral, ORIX may (but is not obligated to) direct any prospective purchaser to ascertain directly from Borrower any and all information concerning the same. ORIX shall be free to employ other methods of noticing and selling the Collateral, in its discretion, if they are commercially reasonable.
     6.4 Investment Property. If a Default or an Event of Default has occurred and is continuing, Borrower shall hold all payments on, and proceeds of, and distributions with respect to, Investment Property in trust for ORIX, and Borrower shall deliver all such payments, proceeds and distributions to ORIX, immediately upon receipt, in their original form, duly endorsed, to be applied to the Obligations in such order as ORIX shall determine. Borrower recognizes that ORIX may be unable to make a public sale of any or all of the Investment Property, by reason of prohibitions contained in applicable securities laws or otherwise, and expressly agrees that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonable sale thereof.
     6.5 Power of Attorney. Borrower grants to ORIX an irrevocable power of attorney coupled with an interest, authorizing and permitting ORIX (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to Borrower, and at Borrower’s expense, to do any or all of the following, in Borrower’s name or otherwise, but ORIX agrees to exercise the following powers in a commercially reasonable manner: (a) Execute on behalf of Borrower any documents that ORIX may, in its good faith business judgment, deem advisable in order to perfect and maintain ORIX’s security interest in the Collateral, or in order to exercise a right of Borrower or ORIX, or in order to fully consummate all the transactions contemplated under this Agreement, or under any other Loan Documents, to make any payment or take any action reasonably necessary to protect or preserve any Collateral or ORIX’s security interest therein or the priority thereof; (b) After the occurrence and during the continuance of any Event of Default, without limiting ORIX’s other rights and remedies, do any of the following: (i) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of Borrower upon any instruments, or

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documents, evidence of payment or Collateral that may come into ORIX’s possession; (ii) Grant extensions of time to pay, compromise claims and settle Accounts, General Intangibles and Other Property for less than face value and execute all releases and other documents in connection therewith; (iii) Pay any sums required on account of Borrower’s taxes or to secure the release of any liens therefor; (iv) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; and (v) execute and deliver to any securities intermediary or other Person any entitlement order, account control agreement or other notice, document or instrument with respect to any Investment Property constituting Collateral, in commercially reasonable form or, in the case of control agreements, comparable to existing control agreements executed pursuant to this Agreement.
     6.6 Application of Proceeds. All proceeds realized as the result of any sale or other disposition of the Collateral shall be applied by ORIX first to the reasonable costs, expenses, liabilities, obligations and attorneys’ fees incurred by ORIX in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations, in such order as ORIX shall determine in its sole discretion. Any surplus shall be paid to Borrower or other Persons legally entitled thereto; Borrower shall remain liable to ORIX for any deficiency. If ORIX, in its sole discretion, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, ORIX shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of purchase price or deferring the reduction of the Obligations until the actual receipt by ORIX of the cash therefor.
     6.7 Remedies Cumulative. In addition to the rights and remedies set forth in this Agreement, ORIX shall have all the other rights and remedies accorded a secured party under the Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between ORIX and Borrower, and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by ORIX of one or more of its rights or remedies shall not be deemed an election, nor bar ORIX from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of ORIX to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations arising under or relating to this Agreement or the transactions contemplated hereby (other than inchoate indemnity obligations) have been fully paid and performed.
7. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:
     “Accounts” means all of the following, now owned and hereafter acquired by Borrower: all “accounts” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made (whether or not earned by performance), and all guaranties and other security therefor, and all rights of stoppage in transit and all other rights or remedies of an unpaid vendor, lienor or secured party.
     “Account Debtor” means the obligor on an Account.
     “Agreement” and “this Agreement” means this Loan and Security Agreement and all Exhibits and Schedules hereto and all modifications and amendments to, extensions of, and replacements for this Agreement.
     “Business Day” means any day other than a Saturday, Sunday or any other day on which commercial banks in New York are required or permitted by law to close.
     “Code” means the Uniform Commercial Code as adopted and in effect in the State of New York on the date hereof.
     “Collateral” has the meaning set forth in Section 2.1 above.
     “continuing” when used with reference to a Default or an Event of Default means that the Default or Event of Default has occurred and has not been either waived in writing by ORIX or cured within any applicable cure period.
     “Default” means any event which with notice or passage of time or both, would constitute an Event of Default.
     “Deposit Account” means all of the following, now owned and hereafter acquired by Borrower: all “deposit accounts” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all general and special bank accounts, demand accounts, checking accounts, savings accounts and certificates of deposit.
     “Equipment” means all of the following, now owned and hereafter acquired by Borrower: all “equipment” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles, and any interest in any of the foregoing.
     “Event of Default” means any of the events set forth in Section 6.1 of this Agreement.
     “GAAP” means generally accepted accounting principles consistently applied.
     “General Intangibles” means all of the following, now owned and hereafter acquired by Borrower: all “general

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intangibles” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all Intellectual Property, Deposit Accounts, royalties, contract rights, goodwill, franchise agreements, purchase orders, customer lists, route lists, telephone numbers, licenses, permits, domain names, claims, income tax refunds, security and other deposits, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.
     “Indebtedness” means (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations, (d) obligations relating to outstanding letters of credit, (e) obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices, and (f) obligations under guarantees (without duplication of any underlying Indebtedness), and indemnity agreements and similar agreements (other than reasonable and customary indemnification provisions in agreements with third parties).
     “Intellectual Property” means all of the following, now owned and hereafter acquired by Borrower: all (a) copyrights, copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, (b) trade secret rights, including all rights to unpatented inventions and know-how, and confidential information; (c) mask work or similar rights available for the protection of semiconductor chips; (d) patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same; (e) trademarks, servicemarks, trade styles, and trade names, whether or not any of the foregoing are registered, and all applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by any such trademarks; (f) computer software and computer software products; (g) designs and design rights; (h) technology; (i) all claims for damages by way of past, present and future infringement of any of the rights included above; (j) all licenses or other rights to use any property or rights of a type described above.
     “Inventory” means all of the following, now owned and hereafter acquired by Borrower: all “inventory” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.
     “Investment Property” means all of the following, now owned and hereafter acquired by Borrower: all investment property, securities, stocks, bonds, debentures, debt securities, partnership interests, limited liability company interests, options, security entitlements, securities accounts, commodity contracts, commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, and all other securities of every kind, whether certificated or uncertificated.
     “Loan Documents” means this Loan Agreement and all other present and future documents, instruments and agreements securing or evidencing any Loan or otherwise relating hereto.
     “Material Adverse Change” means (i) a material adverse change in the business, operations, results of operations, assets, liabilities, or financial condition of Borrower taken as a whole, (ii) the impairment of the ability of Borrower taken as a whole to perform the Obligations, or any material impairment of ORIX’s ability to enforce the Obligations arising under or relating to this Agreement or the transactions contemplated hereby or realize upon the Collateral, or (iii) a material adverse change in the value of the Collateral or the amount which ORIX would be likely to receive in the liquidation of the Collateral.
     “Obligations” means all present and future Loans, advances, debts, liabilities, obligations, guaranties, covenants, duties and indebtedness at any time owing by Borrower or any of its Subsidiaries to ORIX or its parent or any of its subsidiaries or affiliates, whether evidenced by this Agreement or any note or other instrument or document, whether arising from an extension of credit, loan, guaranty, indemnification or otherwise, whether direct or indirect (but not including those acquired by ORIX by assignment from third parties, and not including any participation by ORIX in Borrower’s indebtedness or obligations owing to others), absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorney’s fees, expert witness fees, audit fees, loan fees, prepayment fees, and any other sums chargeable to Borrower under this Agreement or under any other present or future instrument or agreement between Borrower and ORIX

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(but not including those acquired by ORIX by assignment from third parties, and not including any participation by ORIX in Borrower’s indebtedness or obligations owing to others). Notwithstanding anything to the contrary contained herein, the term “Obligations” shall not include any obligations of Borrower under the Warrant or any equity-related document executed in connection with the Warrant.
     “Other Property” means all of the following, now owned and hereafter acquired by Borrower: all of the following as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and all rights relating thereto: “documents”, “instruments”, “chattel paper”, “letters of credit”, “fixtures”, and “money”, and all other tangible and intangible personal property and rights of any other kind which are not included in the other items of Collateral, whether or not covered by the Code.
     “Permitted Indebtedness” means: (a) Borrower’s Indebtedness to ORIX under this Agreement or any other Loan Document; (b) Indebtedness existing on the date hereof in a principal amount not in excess of $250,000; (c) Indebtedness subordinated to the Obligations pursuant to an agreement in form and substance acceptable to ORIX in its good faith business judgment; (d) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business; (e) capitalized leases and purchase money Indebtedness secured by Permitted Liens in an aggregate amount not exceeding $750,000 at any time outstanding (including any such Indebtedness presently outstanding under clause (b) above); (f) Permitted Oracle Indebtedness; (g) Indebtedness relating to letters of credit in an aggregate amount at any one time outstanding not in excess of $500,000 (including any such Indebtedness presently outstanding under clause (b) above); (h) trade payables in the ordinary course of business; and (i) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (b) through (h) above, provided that the principal amount thereof is not increased and the terms thereof are not modified to impose more burdensome terms upon Borrower.
“Permitted Investment” means:
     (a) Investments existing on the date hereof disclosed on Exhibit A;
     (b) (i) Marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one year from the date of acquisition thereof, (ii) commercial paper maturing no more than one year from the date of creation thereof and currently having rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, (iii) bank certificates of deposit maturing no more than one year from the date of investment therein, (iv) bank money market accounts, and (v) Investments in regular deposit or checking accounts held with a bank;
     (c) Repurchases of stock permitted by this Agreement;
     (d) Investments by a Borrower in another Borrower;
     (e) Investments not to exceed $250,000 outstanding in the aggregate at any time consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Parent pursuant to employee stock purchase plan agreements approved by Parent’s Board of Directors;
     (f) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of Borrower’s business;
     (g) Joint ventures or strategic alliances in the ordinary course of Borrower’s business consisting of the non-exclusive licensing of technology, the development of technology or the providing of technical support, provided that any cash investments by Borrower do not exceed $100,000 in the aggregate in any fiscal year;
     (h) promissory notes made by employees, consultants or directors of the Parent in favor of Parent solely in consideration of the purchase of the capital stock of Parent, but only to the extent Parent does not advance cash to the makers of such promissory notes;
     (i) Investments in Foreign Subs permitted under Section 7(d) of the Schedule; and
     (j) Other investments not otherwise permitted by Section 4.5(vi) not exceeding $50,000 in the aggregate outstanding at any time.
     “Permitted Liens” shall mean the following: (i) purchase money security interests in specific items of Equipment, and rights of lessors under capital lease obligations permitted under this Agreement in the Equipment subject to such leases; (ii) leases of specific items of Equipment; (iii) liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have no priority over any of ORIX’s security interests; (iv) liens of materialmen, mechanics, warehousemen, carriers, or other similar liens arising in the ordinary course of business and securing obligations which are not delinquent or are being contested in good faith by appropriate proceedings, (v) liens which constitute banker’s liens, rights of set-off or similar rights as to deposit accounts or other funds maintained with a bank or other financial institution (but

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only to the extent such banker’s liens, rights of set-off or other rights are in respect of customary service charges relative to such deposit accounts and other funds, and not in respect of any loans or other extensions of credit by such bank or other financial institution to Borrower), (vi) cash deposits or pledges of an aggregate amount not to exceed $250,000 to secure the payment of worker’s compensation, unemployment insurance or other social security benefits or obligations, public or statutory obligations, surety or appeal bonds, bid or performance bonds, or other obligations of a like nature incurred in the ordinary course of business, (vii) liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default, (viii) non-exclusive licenses or sublicenses granted in the ordinary course of Borrower’s business and, with respect to any licenses under which Borrower is a licensee, the interest or title of the licensor under such license or sublicense, (ix) leases or subleases of real property granted in the ordinary course of Borrower’s business, including in connection with Borrower’s leased premises or leased property, (x) liens in favor of customs and revenue authorities arising as a matter of law, in the ordinary course of Borrower’s business, to secure payment of customs duties in connection with the importation of goods, (xi) easements, reservations, rights-of-way, restrictions, minor defects or irregularities in title and other similar liens affecting real property not interfering in any material respect with the ordinary conduct of the business of Borrower, and (xii) liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in the foregoing clauses, provided that any extension, renewal or replacement lien shall be limited to the property encumbered by the existing lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.
     “Person” means any individual, sole proprietorship, partnership, joint venture, trust, limited liability company, unincorporated organization, association, corporation, government, or any agency or political division thereof, or any other entity.
     “Prime Rate” means the rate of interest per annum publicly announced from time to time by Citibank N.A., or, if not available, another major money center bank in New York City selected by ORIX in its sole discretion, as its prime rate in effect (said prime rate not being intended to be the lowest rate of interest charged by the referenced bank in connection with extensions of credit), or if such rate is not available, by a reasonable alternative means of determining the rate of interest selected by ORIX in its sole discretion.
     “Representations” means the written Representations and Warranties previously delivered by Parent to ORIX dated September 23, 2008.
     “Subsidiary” of Borrower means any corporation, partnership, limited liability company or other entity or organization which is directly or indirectly controlled by Borrower. For purposes of this definition, “control” shall mean the power to elect a majority of the board of directors or similar body of such entity or to direct the management or policies of such entity.
     “Warrant” means the warrant to purchase stock of the Parent being issued to ORIX Finance Equity Investors, LP, a Delaware limited partnership, concurrently herewith, and all extensions and renewals thereof and replacements therefor.
     Other Terms. All accounting terms used in this Agreement, unless otherwise indicated, shall have the meanings given to such terms in accordance with GAAP. All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code, to the extent such terms are defined therein.
8. GENERAL PROVISIONS.
     8.1 Payments. All payments with respect to the Obligations shall be made to ORIX by wire transfer in accordance with written instructions from ORIX. Payments may be applied and reversed and re-applied, to the Obligations, in such order and manner as ORIX shall determine in its good faith business judgment. If a payment hereunder becomes due and payable on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon during such extension.
     8.2 Confidentiality. ORIX agrees to use the same degree of care that it exercises with respect to its own proprietary information, to maintain the confidentiality of any and all proprietary, trade secret or confidential information provided to or received by ORIX from the Borrower, which would reasonably be understood to be confidential, including business plans and forecasts, non-public financial information, confidential or secret processes, formulae, devices and contractual information, customer lists, and employee relation matters, provided that ORIX may disclose such information on a need-to-know basis (and so long as such Persons agree to maintain the same degree to confidentiality as required under this Section 8.2) to its officers, directors, employees, attorneys, accountants, affiliates, participants, prospective participants, assignees and prospective assignees, and such other Persons to whom ORIX shall at any time be required to make such disclosure in accordance with applicable law, and provided, that the foregoing provisions shall not apply to disclosures made by ORIX in its good faith business judgment and in a commercially reasonable manner, in connection with the enforcement of its rights or remedies after an Event of Default. The confidentiality agreement in this Section

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supersedes any prior confidentiality agreement of ORIX relating to Borrower.
     8.3 Additional Lender. ORIX, at its option and expense, with the prior written consent of Borrower (such consent not to be unreasonably withheld) unless an Event of Default shall have occurred and be continuing, may designate another institutional lender to replace ORIX in providing all or a portion of the Loan (the “Additional Lender”), and Borrower shall cooperate with the same, provided that, if an Event of Default has occurred and is continuing, Borrower’s consent shall not be required and the transaction shall be at Borrower’s cost. In connection with the Additional Lender replacing ORIX as the lender of all or a portion of the Loan, this Agreement and the other Loan Documents shall, at the sole election of ORIX, be split or divided into two notes and two loan and security agreements, each of which shall cover all or a portion of the Collateral, as designated by ORIX. To that end, Borrower, upon written request of ORIX, shall execute, acknowledge and deliver to ORIX and/or its designee or designees substitute notes, loan agreements, security instruments and security agreements in such principal amounts, containing terms, provisions and clauses substantially identical to those contained in this Agreement, and such other documents and instruments (subject to the provisions hereof), in favor of the Additional Lender (the “Additional Lender Documents”) and appropriate amendments to this Loan Agreement and the other Loan Documents (including without limitation an intercreditor agreement between ORIX and the Additional Lender), all as may be reasonably required by ORIX. Without limiting the foregoing, the Additional Lender Documents and the amendment to this Loan Agreement, shall provide that an Event of Default under the Additional Lender Documents constitute an Event of Default under the Loan Documents, and vice versa.
     8.4 Notices. All notices to be given under this Agreement shall be in writing and shall be given either personally or by reputable private delivery service or by regular first-class mail, or certified mail return receipt requested, addressed as follows: (a) if to Borrower, at its address shown in the heading to this Agreement; and (b) if to ORIX, at ORIX Venture Finance LLC, 245 Park Avenue, 19th Floor, New York, NY 10167, Attention: Mr. Kevin Sheehan. The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to all other parties. All notices shall be deemed to have been given upon delivery in the case of notices personally delivered, or at the expiration of one Business Day following delivery to the private delivery service, or two Business Days following the deposit thereof in the United States mail, with postage prepaid.
     8.5 Attorneys Fees and Costs. Borrower shall reimburse ORIX for all reasonable attorneys’ fees and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by ORIX, pursuant to, or in connection with, or relating to this Agreement (whether or not a lawsuit is filed), including, but not limited to, out of pocket costs and expenses in connection with any board of directors meeting observation rights provided to ORIX under this Agreement, all reasonable attorneys’ fees and costs ORIX incurs in order to do the following: prepare and negotiate this Agreement and the documents relating to this Agreement; obtain legal advice in connection with this Agreement or Borrower; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, Account Debtors as and when permitted by this Agreement; commence, intervene in, or defend any action or proceeding relating to Collateral or Borrower; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim relating to Collateral or Borrower; protect, obtain possession of, lease, dispose of, or otherwise enforce ORIX’s security interest in, the Collateral; after the occurrence and during the continuance of an Event of Default, represent ORIX in connection with any sale by ORIX of the Loan or any interest or participation in the Loan, including without limitation the preparation and negotiation of documentation relating to the same; and otherwise represent ORIX in any litigation relating to Borrower. If either ORIX or Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and attorneys’ fees, including (but not limited to) reasonable attorneys’ fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment.
     8.6 Public Announcement. Borrower hereby agrees that ORIX may, after notice to and reasonable approval by Borrower of any such announcement materials, make a public announcement of the transactions contemplated by this Agreement, and may publicize the same in marketing materials, newspapers and other publications, and otherwise, and in connection therewith may use the Borrower’s name, tradenames and logos (provided that no notice or approval shall be required with respect to announcements limited to Borrower’s name, logo and the amount of the Loan).
     8.7 Waivers. The failure of ORIX at any time or times to require Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between Borrower and ORIX shall not waive or diminish any right of ORIX later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar. None of the provisions of this Agreement or any other agreement now or in the future executed by Borrower and

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delivered to ORIX shall be deemed to have been waived by any act or knowledge of ORIX or its agents or employees, but only by a specific written waiver signed by an authorized officer of ORIX and delivered to Borrower. Borrower waives the benefit of all statutes of limitations relating to any of the Obligations or this Agreement or any other Loan Document, and Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, Account, General Intangible, document or guaranty at any time held by ORIX on which Borrower is or may in any way be liable, and notice of any action taken by ORIX, unless expressly required by this Agreement. NEITHER ORIX NOR ITS PARENT, NOR ANY OF ITS AFFILIATES, SUBSIDIARIES, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR ATTORNEYS SHALL BE RESPONSIBLE OR LIABLE TO BORROWER OR TO ANY OTHER PARTY FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF ANY FINANCIAL ACCOMMODATION HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.
     8.8 Savings Clause. ORIX and Borrower intend to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Loan Agreement shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect. Neither the Borrower nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under applicable law from time to time in effect, and the provisions of this Section 8.8 shall control over all other provisions of the Loan Agreement which may be in conflict herewith. ORIX expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If (a) the maturity of any Obligation is accelerated for any reason, (b) any Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or (c) ORIX or any other holder of any or all of the Obligations shall otherwise collect amounts which are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be charged by applicable law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Obligations or, at ORIX’s or such holder’s option, promptly returned to the Borrower upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under applicable law, ORIX and the Borrower (and any other payors thereof) shall to the greatest extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread the total amount of interest through the entire contemplated term of this Agreement in accordance with the amount outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under applicable law in order to lawfully charge the maximum amount of interest permitted under applicable law.
     8.9 General. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of Borrower and ORIX; provided, however, that Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of ORIX, and any prohibited assignment shall be void. No consent by ORIX to any assignment shall release Borrower from its liability for the Obligations. If Borrower consists of more than one Person, their liability shall be joint and several, and the compromise of any claim with, or the release of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower. This Agreement and all acts, transactions disputes and controversies arising hereunder or relating hereto, and all rights and obligations of ORIX and Borrower shall be governed by, and construed in accordance with the internal laws (and not the conflict of laws rules) of the State of New York. Each of Borrower and ORIX hereby irrevocably submits to the non-exclusive jurisdiction of any United States federal or New York State Court sitting in New York, New York in any action or proceeding arising out of or relating to this Agreement or any other Loan Document or any act, transaction, dispute or controversy arising hereunder or thereunder or relating hereto or thereto, and each of Borrower and ORIX hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such court and irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum. Nothing herein shall limit the right of ORIX to bring proceedings against Borrower in the courts of any

ORIX	Loan and Security Agreement
other jurisdiction. Any judicial proceeding by Borrower against ORIX or any affiliate thereof involving, directly or indirectly, any matter in any way arising out of, related to, or connected with any Loan Document shall be brought only in a court in New York, New York. Borrower consents to service of process in any action or proceeding brought against it by ORIX, by personal delivery, or by mail addressed as set forth in this Agreement or by any other method permitted by law. Paragraph headings are only used in this Agreement for convenience, and shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement. The term “including”, whenever used in this Agreement, shall mean “including (but not limited to)”. This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against ORIX or Borrower under any rule of construction or otherwise. Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect. This Agreement may be executed and delivered by the signing and delivery of this Agreement with original signatures or by facsimile copy. This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith, including without limitation the Representations, are the final, entire and complete agreement between Borrower and ORIX and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral understandings, representations or agreements between the parties which are not set forth in this Agreement or in other written agreements signed by the parties in connection herewith. The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by Borrower and a duly authorized officer of ORIX. Time is of the essence in the performance by Borrower of each and every obligation under this Agreement.
     8.10 Mutual Waiver of Jury Trial. BORROWER AND ORIX EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN ORIX AND BORROWER, OR ANY CONDUCT, ACTS OR OMISSIONS OF ORIX OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH ORIX OR BORROWER, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.
[Signatures on Next Page]

Borrower: Broadsoft, Inc.
By	/s/ Michael Tessler
President or Vice President

Borrower: Broadsoft International, Inc.
By	/s/ Michael Tessler
President or Vice President
Borrower: BroadSoft M6, LLC
By	/s/ Michael Tessler
President or Vice President
ORIX: ORIX Venture Finance LLC
By	/s/ Kevin Sheehan
Kevin Sheehan President and CEO

Schedule to
Loan and Security Agreement

Borrowers:	BroadSoft, Inc., a Delaware corporation (“Parent”)
BroadSoft International, Inc., a Delaware corporation, and
BroadSoft M6, LLC, a Delaware limited liability company

Address:	220 Perry Parkway
Gaithersburg, Maryland 20877

Date:	September 26, 2008
This Schedule is an integral part of the Loan and Security Agreement between ORIX Venture Finance LLC, a Delaware limited liability company (“ORIX”) and the above-borrowers (jointly and severally “Borrower”) of even date.

1. LOAN AMOUNT (Section 1.1): $15,000,000.

The Loan shall be made in one disbursement upon satisfaction of the conditions set forth in this Agreement.

The entire unpaid principal balance of the Loan shall be repaid in 42 equal principal payments of $357,143.00, commencing April 26, 2010, and continuing on the same day of each month thereafter until the Maturity Date on which date the entire unpaid principal balance of the Loan plus any and all accrued and unpaid interest shall be paid.

2. INTEREST.

Interest Rate (Section 1.3):	The interest rate in effect on each day shall be the Prime Rate in effect on such day, plus 3.00% per annum, provided that the interest rate in effect in each month shall not be less than 7% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. Prime Rate has the meaning set forth in Section 7 above.

ORIX Schedule to Loan and Security Agreement

3. FEES (Section 1.4):

Loan Fee:	$150,000, payable concurrently herewith, less any amounts paid by Borrower as a good faith deposit after application of such good faith deposit to amounts due at closing under Section 8.5 of this Agreement.

4. MATURITY DATE (Section 5.1):	September 26, 2013.

5. REPORTING (Section 4.2):	Parent, at its expense, shall provide ORIX with the following:
(a) Quarterly consolidated financial statements within 45 days after the end of each fiscal quarter;

(b) Annual, unqualified consolidated financial statements, audited by independent certified public accountants reasonably acceptable to ORIX, within 180 days after the end of each fiscal year of Borrower (PricewaterhouseCoopers being acceptable to ORIX, so long as its condition and qualifications are comparable to its present condition and qualifications); and

(c) Compliance certificates, showing compliance with the financial covenants set forth in this Agreement, confirming that no Defaults have occurred, and covering such other matters, and in such form, as ORIX shall specify reasonably from time to time, which shall be provided quarterly with the financial statements pursuant to Section 5(a) above.

6. FINANCIAL COVENANTS. (Section 4.8):
Borrower shall at all times maintain unrestricted cash and Cash Equivalents in Deposit Accounts and securities accounts in Borrower’s name in the United States in which ORIX has a perfected first-priority security interest, in a total amount not less than $7,500,000 (the “Cash Covenant”), provided that a failure to do so in any of the following periods shall not constitute a breach of this Agreement or an Event of Default, if, during such period, Parent, on a

ORIX Schedule to Loan and Security Agreement

consolidated basis, had EBITDA minus capital expenditures (“EBITDA-Cap Ex”) of not less than the following amounts (< > denoting negative amounts):

Applicable Period	EBITDA-Cap Ex
Three months ended September 30, 2008	<$2,100,000>
Six months ended December 31, 2008	<$3,900,000>
Nine months ended March 31, 2009	<$4,000,000>
Twelve months ended June 30, 2009	<$4,400,000>
Twelve months ended September 30, 2009	<$300,000>
Twelve months ended December 31, 2009	$7,400,000
Twelve months ended March 31, 2010	$5,800,000
Twelve months ended June 30, 2010	$9,000,000
Twelve months ended September 30, 2010	$12,100,000
Twelve months ended December 31, 2010	$13,700,000

For all rolling 12-month periods ending at the end of each quarter after December 31, 2010 (“Applicable Periods”), the EBITDA-Cap Ex shall be such amount as Borrower and ORIX shall agree in writing in their discretion; provided that if, for any reason, Borrower and ORIX are unable to agree on the Minimum EBITDA-Cap Ex for any Applicable Period, the Minimum EBITDA for such Applicable Period shall be an amount equal to the Minimum EBITDA for the immediately prior Applicable Period plus 10%.

Borrower shall give ORIX written notice of any failure by Borrower to meet the Cash Covenant on any day, within three Business Days after the date such failure occurs.

“EBITDA”, as used herein, shall mean, for any applicable period, the following:

(i) the net income of Parent for such period, before interest, taxes, depreciation, non-cash stock compensation expense, and other non-cash amortization expenses, determined on a consolidated basis and in accordance with GAAP, plus

(ii) the excess (if any) of deferred revenue for the applicable period over the deferred revenue for the immediately preceding fiscal quarter; and

ORIX Schedule to Loan and Security Agreement

minus

(iii) the excess (if any) of deferred revenue for the immediately preceding fiscal quarter over the deferred revenue for the applicable period.

“Cash Equivalents” as used herein shall mean (a) any evidence of Indebtedness with a maturity date of ninety (90) days or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof; provided, that, the full faith and credit of the United States of America is pledged in support thereof; (b) certificates of deposit or bankers’ acceptances with a maturity of ninety (90) days or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $250,000,000; (c) commercial paper with a maturity of ninety (90) days or less issued by a corporation (except an Affiliate of Borrower) organized under the laws of any State of the United States of America or the District of Columbia and rated at least A-1 by Standard & Poor’s Ratings Service, a division of The McGraw-Hill Companies, Inc. (“S&P”) or at least P-1 by Moody’s Investors Service, Inc. (“Moody’s”); and (d) investments in money market funds and mutual funds which invest substantially all of their assets in securities of the types described in clauses (a) through (c) above.

7. ADDITIONAL PROVISIONS.

(a) Warrants. Parent shall concurrently issue to ORIX Finance Equity Investors, LP, a Delaware limited partnership seven-year warrants to purchase 699,301 shares of common stock of Parent at a purchase price of $1.43 per share, on the terms set forth in the Warrant to Purchase Stock being executed concurrently herewith. Within 60 days after the date hereof, Borrower shall cause ORIX Finance Equity Investors, LP to be added as a “Holder” under Borrower’s Fourth Amended and Restated Registration Rights Agreement dated June 26, 2007.

(b) Deposit Accounts. Prior to the disbursement of the Loan, and as a condition precedent thereto, Borrower shall cause the banks and other institutions where its United States Deposit Accounts are maintained to enter into control agreements with ORIX, in form and substance satisfactory to ORIX in its good faith

ORIX Schedule to Loan and Security Agreement

business judgment and sufficient to perfect ORIX’ first-priority security interest in said Deposit Accounts.

(c) Excluded Foreign Intellectual Property. Borrower represents, warrants and covenants that the Excluded Foreign Intellectual Property now is and will, at all times while any Obligations arising under or relating to this Agreement or the transactions contemplated hereby are outstanding, remain free and clear of any and all liens, charges, security interests, and encumbrances (other than Permitted Liens). Borrower shall not enter into any agreement with any third party obligating Borrower not to permit any Excluded Foreign Intellectual Property to be subject to any liens, charges, security interests, or encumbrance (other than Permitted Liens). Borrower represents and warrants that its present Excluded Foreign Intellectual Property is listed on Exhibit B hereto.

(d) Subsidiaries; Foreign Subsidiaries; Foreign Assets. Each Borrower represents and warrants that it has no Subsidiaries which are not Borrowers hereunder, except for (i) Subsidiaries organized under the laws of a jurisdiction other than the United States or any state or territory thereof or the District of Columbia (“Foreign Subs”). In addition to the permitted loans and investments set forth in Section 4.5(vi) of this Agreement, Borrower may make investments and/or intercompany loans to the Foreign Subs, in an aggregate amount not to exceed the amount necessary to fund the current operating expenses of the Foreign Subs (taking into account their revenue from other sources); provided that the total assets of the Foreign Subs combined (excluding intercompany obligations due from the Borrower) shall not, at any time, exceed $3,500,000 in the aggregate, and the total assets of any single Foreign Sub shall not, at any time, exceed $1,000,000. In addition, the total of the total assets of the Foreign Subs combined (excluding intercompany obligations due from the Borrower), and the total assets of Borrower located outside the United States (including without limitation deposits in foreign bank accounts), but not including Excluded Foreign Intellectual Property) combined shall not, at any time, exceed $3,500,000 in the aggregate.

(e) Repayment of Existing Indebtedness; Oracle Software. Prior to, or concurrently with, the

ORIX Schedule to Loan and Security Agreement

disbursement of the Loan, Borrower shall cause all of Borrower’s outstanding Indebtedness, existing on the date hereof, to be repaid in full, except for indebtedness for the purchase of a license to use Oracle software (the “Oracle Software License”) in a total amount not to exceed $8,000,000 (the “Permitted Oracle Indebtedness”) and other Permitted Indebtedness. Borrower represents that the terms of the Oracle Software License include the ability of Borrower to transfer the same in connection with a sale or transfer of all or substantially all of Borrower’s business, subject to the specific terms and conditions set forth in Section 12 of Amendment One to the Oracle Software License dated November 30, 2006. As part of any future amendment to the Oracle Software License, Borrower shall use commercially reasonable efforts to include in such amendment a provision in form reasonably satisfactory to ORIX, confirming that ORIX is permitted to have a security interest in the Oracle Software License and consenting to a transfer by ORIX of Borrower’s rights in the same in connection with a sale or transfer of all or a substantial part of Borrower’s business, provided the transferee is reasonably satisfactory to the licensor.

(f) Suretyship Waivers. Each Borrower hereby agrees to the provisions of Exhibit C hereto, which are hereby incorporated herein by this reference.

(g) BroadSoft M6, LLC. Borrower represents and warrants that the membership interests in BroadSoft M6, LLC are not certificated and Borrower covenants that the membership interests in BroadSoft M6, LLC will not be certificated, unless, within five Business Days after the issuance of certificates with respect thereto, such certificates shall be delivered to ORIX together with instruments of transfer thereof in blank, in form reasonably acceptable to ORIX, in order to perfect ORIX’s security interest in the same.

(h) International Qualification. Within 30 days after the date hereof, Borrower shall cause Broadsoft International, Inc. to be qualified to do business in the State of Maryland and provide evidence of the same to ORIX.

ORIX Schedule to Loan and Security Agreement

Borrower:		ORIX:

BROADSOFT, INC.		ORIX VENTURE FINANCE LLC

By	/s/ Michael Tessler	By	/s/ Kevin Sheehan

	President or Vice President		Kevin P. Sheehan, President and CEO

Borrower:		Borrower:

BROADSOFT INTERNATIONAL, INC.		BROADSOFT M6, LLC

By	/s/ Michael Tessler	By	/s/ Michael Tessler

	President or Vice President		President or Vice President

Exhibit A
Certain Investments
Netria, Inc. 50% ownership interest

Exhibit B
Excluded Foreign Intellectual Property

EXHIBIT B
to the Loan and Security Agreement
BroadSoft, Inc.
Patent Portfolio Maintained by Venable LLP
September 24, 2008

Our Ref. No.	Application No.	Title/Inventor(s)	Date Filed	Patent	Status
31333-130895	U.S. Pat. Appl. No. 09/418,130*	“System for Providing Services” Scott Hoffpauir and Jeffrey Jordan	Oct. 12, 1999	√	U.S. Pat. No. 6,625,275 Issued: September 23, 2003
31333-164432	PCT International Application No. PCT/US00/20978 (Based on 09/418,130)	“System for Providing Services” Scott Hoffpauir and Jeffrey Jordan	Aug. 2, 2000	n/a	Expired. National Stage entered in EPO, Canada, and Australia.
31333-179908	EPO Pat. Appl. No. 00955313.2 (Based on PCT/US00/20978 and U.S. 09/418,130)	“System for Providing Services” Scott Hoffpauir and Jeffrey Jordan	Aug. 2, 2000 (National Stage: Apr. 9, 2002)	√	European Pat. No. 1221236 Granted: November 8, 2006
31333-179909	Australia Pat. Appl. No. 67535/00 (Based on PCT/US00/20978 and U.S. 09/418,130)	“System for Providing Services” Scott Hoffpauir and Jeffrey Jordan	Aug. 2, 2000 (National Stage: Apr. 12, 2002)	√	Australia Pat. No. 766370 Granted: January 29, 2004
31333-179910	Canada Pat. Appl. No. 2,387,409 (Based on PCT/USOO/20978 and U.S. 09/418,130)	“System for Providing Services” Scott Hoffpauir and Jeffrey Jordan	Aug. 2, 2000 (National Stage: Apr. 11,2002)	√	Canada Pat. No. 2387409 Granted: October 31, 2006
31333-236680	Austria Pat. Appl. No. 1221236 (Based on EPO Pat. Appl. No. 00955313.2)	“System for Providing Services” Scott Hoffpauir and Jeffrey Jordan	Aug. 2, 2000	√	Austria Pat. No. E345004 Granted: November 8, 2006
31333-236681	Belgium Pat. Appl. No. 00955313.2 (Based on EPO Pat. Appl. No. 00955313.2)	“System for Providing Services” Scott Hoffpauir and Jeffrey Jordan	Aug. 2, 2000	√	Belgium Pat. No. 1221236 Granted: November 8, 2006
31333-236683	Cyprus Pat. Appl. No. CY07/1100159 (Based on EPO Pat. Appl. No. 00955313.2)	“System for Providing Services” Scott Hoffpauir and Jeffrey Jordan	Aug. 2, 2000	√	Cyprus Pat. No. 1221236 Granted: November 8, 2006
31333-236685	Germany Pat. Appl. No. 1221236 (Based on EPO Pat. Appl. No. 00955313.2)	“System for Providing Services” Scott Hoffpauir and Jeffrey Jordan	Aug. 2, 2000	√	Germany Pat. No. 60031788.9 Granted: November 8, 2006
31333-236686	Denmark Pat. Appl. No. 00955313.2 (Based on EPO Pat. Appl. No. 00955313.2)	“System for Providing Services” Scott Hoffpauir and Jeffrey Jordan	Aug. 2, 2000	√	Denmark Pat. No. 1221236 Granted: November 8, 2006

*	Does not constitute Excluded Foreign Intellectual Property; included only for reference purposes.

EXHIBIT B
to the Loan and Security Agreement

Our Ref. No.	Application No.	Title/Inventor(s)	Date Filed	Patent	Status
31333-236688	Spain Pat. Appl. No. 00955313.2 (Based on EPO Pat. Appl. No. 00955313.2)	“System for Providing Services” Scott Hoffpauir and Jeffrey Jordan	Aug. 2, 2000	√	Spain Pat. No. 1221236 Granted: November 8, 2006
31333-236698	Finland Pat. Appl. No. 00955313.2 (Based on EPO Pat. Appl. No. 00955313.2)	“System for Providing Services” Scott Hoffpauir and Jeffrey Jordan	Aug. 2, 2000	√	Finland Pat. No. 1221236 Granted: November 8, 2006
31333-236699	France Pat. Appl. No. 00955313.2 (Based on EPO Pat. Appl. No. 00955313.2)	“System for Providing Services” Scott Hoffpauir and Jeffrey Jordan	Aug. 2, 2000	√	France Pat. No. 1221236 Granted: November 8, 2006
31333-236702	Great Britain Pat. Appl. No. 00955313.2 (Based on EPO Pat. Appl. No. 00955313.2)	“System for Providing Services” Scott Hoffpauir and Jeffrey Jordan	Aug. 2, 2000	√	Great Britain Pat. No. 1221236 Granted: November 8, 2006
31333-236704	Greece Pat. Appl. No. 2007-00538 (Based on EPO Pat. Appl. No. 00955313.2)	“System for Providing Services” Scott Hoffpauir and Jeffrey Jordan	Aug. 2, 2000	√	Greece Pat. No. 3060793 Granted: November 8, 2006
31333-236705	Ireland Pat. Appl. No. 00955313.2 (Based on EPO Pat. Appl. No. 00955313.2)	“System for Providing Services” Scott Hoffpauir and Jeffrey Jordan	Aug. 2, 2000	√	Ireland Pat. No. 1221236 Granted: November 8, 2006
31333-236706	Italy Pat. Appl. No. 00955313.2 (Based on EPO Pat. Appl. No. 00955313.2)	“System for Providing Services” Scott Hoffpauir and Jeffrey Jordan	Aug. 2, 2000	√	Italy Pat. No. 1221236 Granted: November 8, 2006
31333-236707	Luxembourg Pat. Appl. No. 00955313.2 (Based on EPO Pat. Appl. No. 00955313.2)	“System for Providing Services” Scott Hoffpauir and Jeffrey Jordan	Aug. 2, 2000	√	Luxembourg Pat. No. 1221236 Granted: November 8, 2006
31333-236709	Netherlands Pat. Appl. No. 00955313.2 (Based on EPO Pat. Appl. No. 00955313.2)	“System for Providing Services” Scott Hoffpauir and Jeffrey Jordan	Aug. 2, 2000	√	Netherlands Pat. No. 1221236 Granted: November 8, 2006
31333-236710	Portugal Pat. Appl. No. 00955313.2 (Based on EPO Pat. Appl. No. 00955313.2)	“System for Providing Services” Scott Hoffpauir and Jeffrey Jordan	Aug. 2, 2000	√	Portugal Pat. No. 1221236 Granted: November 8, 2006
31333-236712	Sweden Pat. Appl. No. 00955313.2	“System for Providing Services” Scott Hoffpauir and Jeffrey	Aug. 2, 2000	√	Sweden Pat. No. 1221236 Granted: November 8, 2006

*	Does not constitute Excluded Foreign Intellectual Property; included only for reference purposes.

EXHIBIT B
to the Loan and Security Agreement

Our Ref. No.	Application No.	Title/Inventor(s)	Date Filed	Patent	Status
	(Based on EPO Pat. Appl. No. 00955313.2)	Jordan
31333-236713	Switzerland Pat. Appl. No. 00955313.2 (Based on EPO Pat. Appl. No. 00955313.2)	“System for Providing Services” Scott Hoffpauir and Jeffrey Jordan	Aug. 2, 2000	√	Switzerland Pat. No. 1221236 Granted: November 8, 2006
31333-164218	U.S. Pat. Appl No. 09/715,068*	“Call Management System” Bryan Slavin	Nov. 20, 2000	√	United States Pat. No. 7213073 Granted: May 1, 2007
31333-175761	PCT International Application No. PCT/US01/43065 (Based on 09/715,068)	“Call Management System” Bryan Slavin	Nov. 13, 2001	n/a	Expired. National Stage entered in EPO, Canada, and Australia.
31333-189013	EPO Pat. Appl. No. 01995859.6 (Based on PCT/US01/43065 and U.S. 09/715,068)	“Call Management System” Bryan Slavin	Nov. 13, 2001 (National Stage: Jun. 12, 2003)		Examination Report dated May 16, 2008. Response due November 16, 2008
31333-189014	Australia Pat. Appl. No. 2002226891 (Based on PCT/US01/43065 and U.S. 09/715,068)	“Call Management System” Bryan Slavin	Nov. 13, 2001 (National Stage: Jun. 17, 2003)	√	Australia Pat. No. 2002226891 Granted: March 3, 2005
31333-189015	Canada Pat. Appl. No. 2,429,518 (Based on PCT/US01/43065 and U.S. 09/715,068)	“Call Management System” Bryan Slavin	Nov. 13, 2001 (National Stage: May 20, 2003)		Annuity due November 13, 2008
31333-251084	US Pat. Appl. No. 11/987486*	“IP-BASED CALL CONTENT INTERCEPT USING REPEATERS” Stephane Bastien	Nov. 30, 2007		Filed
31333-262193	PCT International Application	“IP-BASED CALL CONTENT INTERCEPT USING REPEATERS” Stephane Bastien			Docketed
31333-261557	US Application*	“COMPOSITE ENDPOINT MECHANISM” Sam Hoffpauir			Docketed
31333-261558	US Application*	“SERVER OVERLOAD DETECTION AND CONTROL”. Mark Kushnir			Docketed

*	Does not constitute Excluded Foreign Intellectual Property; included only for reference purposes.

BROADSOFT, INC.
TRADEMARK REPORT

BROADSOFT			AUSTRALIA
BROADSOFT, INC.			Trademark
REG No: 1161566	02/18/2008	Renewal Due: 02/16/2017	Registered
APP No: 1161566	02/16/2007

Classes: Int 9, 37, 42	our ref: 744,188
Goods/Services: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks; in Class 9; Services in the installation, and maintenance of computer systems and computer software used in the telecommunications industry; in Class 37; Services in the design, consultation and customization of software used in the telecommunications industry and services in the installation, and maintenance of computer software used in the telecommunications industry; in Class 42.

BROADWORKS			AUSTRALIA
BROADSOFT, INC.			Trademark
REG No: 1161569	09/24/2007	Renewal Due: 02/16/2017	Registered
APP No: 1161569	02/16/2007

Class: Int 9	our ref: 744,171
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT		BRAZIL
BROADSOFT, INC.		Trademark
App. Pending
APP No: 829201378	06/26/2007

Class: INT 9	our ref: 744,189
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT		BRAZIL
BROADSOFT, INC.		Servicemark
App. Pending
APP No: 829201394	06/26/2007

Class: INT 37	our ref: 744,190
Services: Services in the installation, and maintenance of computer systems and computer software used in the telecommunications industry.

BROADSOFT		BRAZIL
BROADSOFT, INC.		Servicemark
App. Pending
APP No: 829201424	06/26/2007

Class: INT 42	our ref: 744,191
Services: Services in the design, consultation and customization of software used in the telecommunications industry.

BROADSOFT, INC.
TRADEMARK REPORT

BROADWORKS		BRAZIL
BROADSOFT, INC.		Trademark
App. Pending
APP No: 829201432	06/26/2007

Class: INT 9	our ref: 744,172
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT		CANADA
BROADSOFT, INC.		Trademark
App. Pending
APP No: 1339059	03/13/2007

Class: None	our ref: 744,192
Goods/Services: Multi-purpose enhanced services computer software for combining voice. data and telephone call functions into an integrated system on broadband and packet networks on local and global computer networks; and computer software for integrating voice, video, and data communications into a single system for broadband and packet communication on local and global computer networks in the fields of communications via global computer network, telephony, broadband and packet networks; Services in the installation, and maintenance of computer systems and computer software used in the telecommunications industry; Training services for others in the operation and utilization of software used in the telecommunications industry; Services in the design, consultation and customization of software used in the telecommunications industry.

BROADWORKS		CANADA
BROADSOFT, INC.		Trademark
App. Pending
APP No: 1339061	03/13/2007

Class: None	our ref: 744,173
Goods/Services: Multi-purpose enhanced services and computer software for creating, managing and deploying enhanced services by combining voice, data and telephone call functions into an integrated system on broadband and packet networks on local and global computer networks; computer software for integrating voice, video, and data communications into a single system for broadband and packet communication on local and global computer networks in the fields of communications via global computer network. telephony, broadband and packet networks; and instructional and technical manuals supplied therewith; Services in the installation, and maintenance of computer systems and computer software used in the telecommunications industry; Training services for others in the operation and utilization of software used in the telecommunications industry; Services in the design, consultation and customization of software used in the telecommunications industry.

BROADSOFT		CHINA
BROADSOFT, INC.		Trademark
App. Pending
APP No: 6070824	05/25/2007

Class: Int 9	our ref: 744,193
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT, INC.
TRADEMARK REPORT

BROADSOFT		CHINA
BROADSOFT, INC.		Servicemark
App. Pending
APP No: TO FOLLOW	06/22/2007

Class: INT 37	our ref: 744,194
Services: Services in the installation, and maintenance of computer systems and computer software used in the telecommunications industry.

BROADSOFT		CHINA
BROADSOFT, INC.		Servicemark
App. Pending
APP No: 6124115	06/22/2007

Class: INT 42	our ref: 744,195
Services: Services in the design, consultation and customization of software used in the telecommunications industry.

BROADWORKS		CHINA
BROADSOFT, INC.		Trademark
App. Pending
APP No: 6070825	05/25/2007

Class: Int 9	our ref: 744,174
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT			CHINA (TAIWAN)
BROADSOFT, INC.			Trademark
REG No: 01294041	12/16/2007	Renewal Due: 12/15/2017	Registered
APP No: 096015158	04/03/2007

Classes: Int 9, 37, 42	our ref: 744,216
Goods/Services: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks; in Class 9; The installation, and maintenance of computer systems used in the telecommunications industry in Class 37; Services in the installation and maintenance of computer software used in the telecommunications industry; services in the design, consultation installation and maintenance of computer software used in the telecommunications industry; developement and design of computer software according to customers specification used in the telecommunications industry; in Class 42.

BROADWORKS			CHINA (TAIWAN)
BROADSOFT, INC.			Trademark
REG No:01292295	12/16/2007	Renewal Due: 12/15/2017	Registered
APP No: 096012438	03/20/2007

Class: Int 9	our ref : 744,187
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT, INC.
TRADEMARK REPORT

BROADSOFT			EGYPT
BROADSOFT, INC.			Trademark
REG No: 193492	08/05/2008	Renewal Due: 11/05/2016	Registered
APP No:193492	11/05/2006

Class: Int 9	our ref: 743,642
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.
—Awaiting issuance of Registration Certificate. August 22, 2008.

BROADSOFT			EGYPT
BROADSOFT, INC.			Servicemark
REG No: 193493	08/05/2008	Renewal Due: 11/05/2016	Registered
APP No: 193493	11/05/2006

Class: INT 37	our ref: 743,680
Services: Services in the installation, and maintenance of computer systems and computer software used in the telecommunications industry.
— Awaiting issuance of Registration Certificate. August 22, 2008.

BROADSOFT			EGYPT
BROADSOFT, INC.			Servicemark
REG No: 193494	08/05/2008	Renewal Due: 11/05/2016	Registered
APP No: 193494	11/05/2006

Class: INT 42	our ref: 743,681
Services: Services in the design, consultation and customization of software used in the telecommunications industry.
—Awaiting issuance of Registration Certificate. August 22, 2008.

BROADWORKS			EGYPT
BROADSOFT, INC.			Trademark
REG No: 193491	08/18/2008	Renewal Due: 11/05/2016	Registered
APP No: 193491	11/05/2006

Class: Int 9	our ref: 743,643
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT, INC.
TRADEMARK REPORT

BROADSOFT			EUROPEAN COMMUNITY
BROADSOFT, INC.			Trademark
REG No: 001919562	02/03/2003	Renewal Due: 10/25/2010	Registered
APP No: 001919562	10/25/2000

Classes: INT 9, 38, 42	our ref: 987,521
Goods/Services: Computer software; electronic devices and equipment for electronic storage, retrieval, back-up, restoration, recovery, remote replication and content management of data and information; telecommunications equipment; electronic components for the transmission and receiving of voices or data; electronic components for the wireless and wired telecommunications industries; computers; computer hardware; computer peripherals; computer networks; communications hardware and software; microprocessors; central processing units; circuit boards; semi-conductor devices; computer displays; computer monitors; video monitors; integrated circuits; storage and network controllers and devices; data recorded magnetically, electronically, or optically; instructional material relating to computers and to data, all recorded magnetically, optically or electronically; publications, sound, text, documents and multimedia, all being downloadable from the Internet, extranets or other computer networks; but not including modems, routers, splitters, bridges and digital subscriber line (DSL) access systems, in class 9; Communications services; storage communication network services for the electronic storage, retrieval, back-up, restoration, recovery, remote replication and content management of data and information; electronic storage, retrieval, back-up, restoration, recovery, remote replication and content management of data and information; communications via electronic platforms; electronic data interchange services; telecommunications services for file creation, maintenance and document and information exchange services; communications services via the intranet, extranet, Internet and other electronic means; provision of multiple user access to electronic communication networks, including the internet, extranets and broad band access; provision of central switching services for electronic communications networks; provision of interface services for electronic communications network services providers; provision of connectivity services and access to electronic communications networks, for transmission or reception of data, audio, video or multimedia content; provision of telecommunications means for accessing and updating information across mutiple communications and computing devices; information services relating to the aforesaid including such services provided via the Internet or extranets, in class 38; Computer services; managed data storage and communications services for the retrieval, back-up, restoration, recovery, remote replication and content management of data and information; consultancy, design, testing, customisation, engineering, research and advisory services, all relating to computers, computer networks, semiconductor chips, electrical circuits, computer software, computer programming, the Internet and websites; website hosting services; computer programming; computer systems analysis; computer timesharing; research and development of computer hardware and software; technological services relating to computers; rental and leasing of computers; maintenance and upgrading of computer software; computer software design; computer database leasing; providing access to electronic databases; computer help-line services; technical advisory services relating to computer hardware, computer software, computer networks and the Internet; computer network services; information, consultancy and advisory services relating to all the aforesaid services including such services provided on-line or via the Internet or extranets, in class 42.

BROADWORKS			EUROPEAN COMMUNITY
BROADSOFT, INC.			Trademark
REG No: 005737895	02/11/2008	Renewal Due: 03/07/2017	Registered
APP No: 005737895	03/07/2007

Class: Int 9	our ref: 744,175
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT, INC.
TRADEMARK REPORT

BROADSOFT			HONG KONG
BROADSOFT, INC.			Trademark
REG No: 300827857	03/09/2007	Renewal Due: 03/09/2017	Registered
APP No: 300827857	03/09/2007

Classes: Int 9, 37, 42	our ref: 744,197
Goods/Services: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks, in Class 9; Services in the installation, and maintenance of computer systems and computer software used in the telecommunications industry, in Class 37; Services in the design, consultation and customization of software used in the telecommunications industry, in Class 42.

BROADWORKS			HONG KONG
BROADSOFT, INC.			Trademark
REG No: 300827884	03/09/2007	Renewal Due: 03/09/2017	Registered
APP No: 300827884	03/09/2007

Class: Int 9	our ref: 744.176
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT			INDIA
BROADSOFT, INC.			Trademark
		Renewal Due: 03/06/2017	App. Pending
APP No: 1537341	03/06/2007

Classes: Int 9, 37, 42	our ref: 744.198
Goods/Services: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks, in class 9; Services in the installation, and maintenance of computer systems and computer software used in the telecommunications industry, in class 37; Services in the design, consultation and customization of software used in the telecommunications industry, in class 42.

BROADWORKS			INDIA
BROADSOFT, INC.			Trademark
		Renewal Due: 03/06/2017	App. Pending
APP No: 1537339	03/06/2007

Class: Int 9	our ref: 744,177
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT			ISRAEL
BROADSOFT, INC.			Trademark
REG No: 198229	08/06/2008	Renewal Due: 03/06/2017	Registered
APP No: 198229	03/06/2007

Class: Int 9	our ref: 744,199
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT, INC.
TRADEMARK REPORT

BROADSOFT			ISRAEL
BROADSOFT, INC.			Servicemark
		Renewal Due: 03/06/2017	App. Pending
APP No: 198232	03/06/2007

Class: INT 37	our ref: 744,200
Services: Services in the installation, and maintenance of computer systems and computer software used in the telecommunications industry.

BROADSOFT			ISRAEL
BROADSOFT, INC.			Servicemark
		Renewal Due: 03/06/2014	App. Pending
APP No: 198231	03/06/2007

Class: INT 42	our ref: 744,201
Services: Services in the design, consultation and customization of software used in the telecommunications industry.

BROADWORKS			ISRAEL
BROADSOFT, INC.			Trademark
REG No: 198230	08/06/2008	Renewal Due: 03/06/2017	Registered
APP No: 198230	03/06/2007

Class: Int 9	our ref: 744,178
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer.

BROADSOFT			JAPAN
BROADSOFT, INC.			Trademark
REG No: 5101344	12/28/2007	Renewal Due: 12/28/2017	Registered
APP No: 2007-19612	03/07/2007

Classes: Int 9, 42	our ref: 744,202
Goods/Services: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks; in Class 9; Services in the installation, and maintenance of computer systems and computer software used in the telecommunications industry, services in the design, consultation and customization of software used in the telecommunications industry; in Class 42.

BROADWORKS			JAPAN
BROADSOFT, INC.			Trademark
REG No: 5101345	12/28/2007	Renewal Due: 12/28/2017	Registered
APP No: 2007-09613	03/07/2007

Class: Int 9	our ref: 744,179
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT, INC.
TRADEMARK REPORT

BROADSOFT			JORDAN
BROADSOFT, INC.			Trademark
REG No: 90199	09/19/2007	Renewal Due: 02/04/2017	Registered
APP No: 90199	02/04/2007

Class: Int 9	our ref: 743,644
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT			JORDAN
BROADSOFT, INC.			Servicemark
REG No: 90201	09/19/2007	Renewal Due: 02/04/2017	Registered
APP No: 90201	02/04/2007

Class: INT 37	our ref: 743,694
Services: Services in the installation, and maintenance of computer systems and computer software used in the telecommunications industry.

BROADSOFT			JORDAN
BROADSOFT, INC.			Servicemark
REG No: 90200	09/19/2007	Renewal Due: 02/04/2017	Registered
APP No: 90200	02/04/2007

Class: INT 42	our ref: 743,695
Services: Services in the design, consultation and customization of software used in the telecommunications industry.

BROADWORKS			JORDAN
BROADSOFT, INC.			Trademark
REG No: 90198	09/19/2007	Renewal Due: 02/04/2017	Registered
APP No: 90198	02/04/2007

Class: Int 9	our ref: 743,645
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT			KOREA (SOUTH)
BROADSOFT, INC.			Trademark
REG No: 45-0023528	06/12/2008	Renewal Due: 06/12/2018	Registered
APP No: 45-2007-923	03/06/2007

Classes: Int 9, 37, 42	our ref: 744,214
Goods/Services: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks, in class 9; Services in the installation, and maintenance of computer systems and computer software used in the telecommunications industry, in class 37; Services in the design, consultation and customization of software used in the telecommunications industry, services in the installation and maintenance of computer software used in the telecommunications industry, in class 42.

BROADSOFT, INC.
TRADEMARK REPORT

BROADWORKS			KOREA (SOUTH)
BROADSOFT, INC.			Trademark
REG No: 40-0734794	01/21/2008	Renewal Due: 01/21/2018	Registered
APP No: 40-2007-12009	03/06/2007

Class: Int 9	our ref: 744,185
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT			KUWAIT
BROADSOFT, INC.			Trademark
		Renewal Due: 01/27/2017	App. Pending
APP No: 82728	01/27/2007

Class: Int 9	our ref: 743,646
Goods: Multi-purpose enhanced services computer software for combining voice, data and telephone call functions into an integrated system on broadband and packet networks on local and global computer networks; and computer software for integrating voice, video, and data communication into a single system for broadband and packet communication on local and global computer networks in the fields of communications via global computer network, telephony, broadband and packet networks.
—Basic Registration of U.S. Reg. No. 2605150 dated August 6, 2002.

BROADWORKS			KUWAIT
BROADSOFT, INC.			Trademark
		Renewal Due: 01/27/2017	App. Pending
APP No: 82729	01/27/2007

Class: Int 9	our ref: 743,647
Goods: Multi-purpose enhanced services and computer software for creating, managing and deploying enhanced services by combining voice, data and telephone call functions into an integrated system on * broadband * and packet networks on local and global computer networks; computer software for integrating voice, video, and data communications into a single system for broadband and packet communication on local and global computer networks in the fields of communications via global computer network, telephony, broadband and packet networks; and instructional and technical manuals supplied therewith.
—Basic Registration of U.S. Reg. No. 2618542 dated September 10, 2002.

BROADSOFT			LEBANON
BROADSOFT, INC.			Trademark
REG No: 109233	12/23/2006	Renewal Due: 12/23/2021	Registered
APP No: 109233	12/23/2006

Classes: Int 9, 37, 42	our ref: 743,648
Goods/Services: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks in class 9; Services in the installation, and maintenance of computer systems and computer software used in the telecommunications industry in class 37; Services in the design, consultation and customization of software used in the telecommunications industry in class 42.

BROADSOFT, INC.
TRADEMARK REPORT

BROADWORKS			LEBANON
BROADSOFT, INC.			Trademark
REG No: 109234	12/23/2006	Renewal Due: 12/23/2021	Registered
APP No: 109234	12/23/2006

Class: Int 9	our ref: 743,649
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT			MEXICO
BROADSOFT, INC.			Trademark
REG No: 1023952	02/19/2008	Renewal Due: 03/15/2017	Registered
APP No: 842612	03/15/2007

Class: Int 9	our ref: 744,203
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT			MEXICO
BROADSOFT, INC.			Servicemark
		Renewal Due: 03/15/2017	App. Pending
APP No: 842611	03/15/2007

Class: INT 37	our ref: 744,204
Services: Services in the installation, and maintenance of computer systems and computer software used in the telecommunications industry.

BROADSOFT			MEXICO
BROADSOFT, INC.			Servicemark
APP No: 842610	03/15/2007	Renewal Due: 03/15/2017	App. Pending

Class: INT 42	our ref: 744,205
Services: Services in the design, consultation and customization of software used in the telecommunications industry.

BROADWORKS			MEXICO
BROADSOFT, INC.			Trademark
APP No: 842609	03/15/2007	Renewal Due: 03/15/2017	App. Pending

Class: Int 9	our ref: 744,180
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT, INC.
TRADEMARK REPORT

BROADSOFT			NEW ZEALAND
BROADSOFT, INC.			Trademark
APP No: 764591	03/06/2007	Renewal Due: 03/05/2017	App. Pending

Classes: Int 9, 37, 42	our ref: 744,206
Goods/Services: Computer software including computer software used for telecommunications, and specifically including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.; in Class 9. Services in the installation, and maintenance of computer systems and computer software used in the telecommunications industry; in Class 37. Services in the design, consultation and customization of software used in the telecommunications industry; in Class 42.

BROADWORKS			NEW ZEALAND
BROADSOFT, INC.			Trademark
REG No: 764589	09/06/2007	Renewal Due: 03/06/2017	Registered
APP No: 764589	03/06/2007

Class: Int 9	our ref: 744,181
Goods: Computer software including computer software used for telecommunications, and specifically including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT			NORWAY
BROADSOFT, INC.			Trademark
REG No: 242682	11/26/2007	Renewal Due: 11/26/2017	Registered
APP No: 200702535	03/06/2007

Classes: Int 9, 37, 42	our ref: 744,207
Goods/Services: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks, in Class 9; Services in the installation, and maintenance of computer systems and computer software used in the telecommunications industry, in class 37 ; Services in the design, consultation and customization of software used in the telecommunications industry, in class 42.

BROADWORKS			NORWAY
BROADSOFT, INC.			Trademark
REG No: 240411	08/20/2007	Renewal Due: 08/20/2017	Registered
APP No: 200702598	03/06/2007

Class: Int 9	our ref: 744,182
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT			OMAN
BROADSOFT, INC.			Trademark
		Renewal Due: 11/13/2016	App. Pending
APP No: 42295	11/13/2006

Class: Int 9	our ref: 743,650
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT, INC.
TRADEMARK REPORT

BROADSOFT			OMAN
BROADSOFT, INC.			Servicemark
		Renewal Due: 11/13/2016	App. Pending
APP No: 42296	11/13/2006

Class: INT 37	our ref: 743,692
Services: Services in the installation, and maintenance of computer systems and computer software used in the telecommunications industry.

BROADSOFT			OMAN
BROADSOFT, INC.			Servicemark
		Renewal Due: 11/13/2016	App. Pending
APP No: 42297	11/13/2006

Class: INT 42	our ref: 743,693
Services: Services in the design, consultation and customization of software used in the telecommunications industry.

BROADWORKS			OMAN
BROADSOFT, INC.			Trademark
		Renewal Due: 11/13/2016	App. Pending
APP No: 42294	11/13/2006

Class: Int 9	our ref: 743,651
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT			PAKISTAN
BROADSOFT, INC.			Trademark
		Renewal Due: 11/08/2013	App. Pending
APP No: 228992	11/08/2006

Class:Int 9	our ref: 743,652
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.
—Based on proposed use.

BROADSOFT			PAKISTAN
BROADSOFT, INC.			Servicemark
		Renewal Due: 11/08/2013	App. Pending
APP No: 228991	11/08/2006

Class: INT 37	our ref: 743,690
Services: Services in the installation, and maintenance of computer systems and computer software used in the telecommunications industry.
—Based on proposed use.

BROADSOFT, INC.
TRADEMARK REPORT

BROADSOFT			PAKISTAN
BROADSOFT, INC.			Servicemark
		Renewal Due: 11/08/2013	App. Pending
APP No: 228990	11/08/2006

Class: INT 42	our ref: 743,691
Services: Services in the design, consultation and customization of software used in the telecommunications industry.
—Based on proposed use.

BROADWORKS			PAKISTAN
BROADSOFT, INC.			Trademark
		Renewal Due: 11/08/2013	App. Pending
APP No: 228993	11/08/2006

Class: Int 9	our ref: 743,653
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.
—Based on proposed use.

BROADSOFT			QATAR
BROADSOFT, INC.			Trademark
REG No: 43002	05/04/2008	Renewal Due: 01/29/2017	Registered
APP No: 43002	01/29/2007

Class: Int 9	our ref: 743,654
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT			QATAR
BROADSOFT, INC.			Servicemark
REG No: 43003	05/04/2008	Renewal Due: 01/29/2017	Registered
APP No: 43003	01/29/2007

Class: INT 37	our ref: 743,688
Services: Services in the installation, and maintenance of computer systems and computer software used in the telecommunications industry.

BROADSOFT			QATAR
BROADSOFT, INC.			Servicemark
REG No: 43004	05/04/2008	Renewal Due: 01/29/2017	Registered
APP No: 43004	01/29/2007

Class: INT 42	our ref: 743,689
Services: Services in the design, consultation and customization of software used in the telecommunications industry.

BROADSOFT, INC.
TRADEMARK REPORT

BROADWORKS			QATAR
BROADSOFT, INC.			Trademark
REG No: 43001	05/04/2008	Renewal Due: 01/29/2017	Registered
APP No: 43001	01/29/2007

Class: Int 9	our ref: 743.655
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT			SAUDI ARABIA
BROADSOFT, INC.			Trademark
REG No: 948/77	09/26/2007	Renewal Due: 10/10/2016	Registered
APP No: 113090	01/29/2007

Class: Int 9	our ref: 743,656
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT			SAUDI ARABIA
BROADSOFT, INC.			Servicemark
REG No: 959/98	11/28/2007	Renewal Due: 10/10/2016	Registered
APP No: 113091	01/29/2007

Class: INT 37	our ref: 743,686
Services: Services in the installation, and maintenance of computer systems and computer software used in the telecommunications industry.

BROADSOFT			SAUDI ARABIA
BROADSOFT, INC.			Servicemark
REG No: 959/99	11/28/2007	Renewal Due: 10/10/2016	Registered
APP No: 113092	01/29/2007

Class: INT 42	our ref: 743.687
Services: Services in the design, consultation and customization of software used in the telecommunications industry.

BROADWORKS			SAUDI ARABIA
BROADSOFT, INC.			Trademark
REG No: 957/82	11/21/2007	Renewal Due: 10/10/2016	Registered
APP No: 113089	01/29/2007

Class: Int 9	our ref: 743,657
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT, INC.
TRADEMARK REPORT

BROADSOFT			SINGAPORE
BROADSOFT, INC.			Trademark
REG No: T07/05143H	03/09/2007	Renewal Due: 03/09/2017	Registered
APP No: T07/05143H	03/09/2007

Class: Int 9	our ref: 744,208
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT			SINGAPORE
BROADSOFT, INC.			Servicemark
REG No:T0705147J	03/09/2007	Renewal Due: 03/09/2017	Registered
APP No: T07/05147J	03/09/2007

Class: INT 37	our ref: 744,209
Services: Installation and maintenance of computer hardware used in the telecommunications industry.

BROADSOFT			SINGAPORE
BROADSOFT, INC.			Servicemark
REG No: T0705152G	03/09/2007	Renewal Due: 03/09/2017	Registered
APP No: T07/05152G	03/09/2007

Class: INT 42	our ref: 744,210
Services: Design, consultation and customization of software used in the telecommunications industry; installaction and maintenance of computer software used in the telecommunications industry.

BROADWORKS			SINGAPORE
BROADSOFT, INC.			Trademark
REG No: T0705140C	03/09/2007	Renewal Due: 03/09/2017	Registered
APP No: T07/05140C	03/09/2007

Class: Int 9	our ref: 744,183
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT			SOUTH AFRICA
BROADSOFT, INC.			Trademark
		Renewal Due: 03/06/2017	App. Pending
APP No: 2007/004533	03/06/2007

Class: Int 9	our ref: 744,211
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT, INC.
TRADEMARK REPORT

BROADSOFT			SOUTH AFRICA
BROADSOFT, INC.			Servicemark
		Renewal Due: 03/06/2017	App. Pending
APP No: 2007/004534	03/06/2007

Class: INT 37	our ref: 744,212
Services: Services in the installation, and maintenance of computer systems and computer software used in the telecommunications industry.

BROADSOFT			SOUTH AFRICA
BROADSOFT, INC.			Servicemark
		Renewal Due: 03/06/2017	App. Pending
APP No: 2007/04535	03/06/2007

Class: INT 42	our ref: 744,213
Services: Services in the design, consultation and customization of software used in the telecommunications industry.

BROADWORKS			SOUTH AFRICA
BROADSOFT, INC.			Trademark
		Renewal Due: 03/06/2017	App. Pending
APP No: 2007/004532	03/06/2007

Class: Int 9	our ref: 744,184
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT			SWITZERLAND
BROADSOFT, INC.			Trademark
REG No: 559922	07/18/2007	Renewal Due: 03/06/2017	Registered
APP No: 52493/2007	03/06/2007

Classes: Int 9, 37, 42	our ref: 744,215
Goods/Services: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks, in class 9; Services in the installation, and maintenance of computer systems (hardware) used in the telecommunications industry, in class 37; Services in the design, consultation and customization of software used in the telecommunications industry; services in the installation and maintenance of computer software used in the telecommunications industry in class 42.

BROADWORKS			SWITZERLAND
BROADSOFT, INC.			Trademark
REG No: 559921	07/04/2007	Renewal Due: 03/06/2017	Registered
APP No: 52492/2007	03/06/2007

Class: Int 9	our ref: 744,186
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT, INC.
TRADEMARK REPORT

BROADSOFT			UNITED ARAB EMIRATES
BROADSOFT, INC.			Trademark
		Renewal Due: 02/20/2017	App. Pending
APP No: 90781	02/20/2007

Class: Int 9	our ref: 743,662
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

BROADSOFT			UNITED ARAB EMIRATES
BROADSOFT, INC.			Servicemark
		Renewal Due: 02/20/2017	App. Pending
APP No: 90782	02/20/2007

Class: INT 37	our ref: 743,682
Services: Services in the installation, and maintenance of computer systems and computer software used in the telecommunications industry.

BROADSOFT			UNITED ARAB EMIRATES
BROADSOFT, INC.			Servicemark
		Renewal Due: 02/20/2017	App. Pending
APP No: 90783	02/20/2007

Class: INT 42	our ref: 743,683
Services: Services in the design, consultation and customization of software used in the telecommunications industry.

BROADWORKS			UNITED ARAB EMIRATES
BROADSOFT, INC.			Trademark
		Renewal Due: 02/20/2017	App. Pending
APP No: 90784	02/20/2007

Class: Int 9	our ref: 743,663
Goods: Computer software used for telecommunications, including software for combining voice, data, video, and multimedia functions into an integrated system on local and global computer networks.

Case Tracking System
Broadsoft PCT / Foreign Case Summary
As of: October 14, 2008

	Case No.				Application	Filing	Patent	Date	Expiration
Client	Client Case #	Title	Country	Inventor Names	Number	Date	Number	Issued	Date	Status

Broadsoft	1726/2 PCT	Methods, Systems, and Computer Program Products for Flexible Call Jumping	PCT	Brannick, Gary L. Delgadillo, Gerardo Kumar, Balagopal Gopa	PCT/US200 7/019436	09/06/2007				Pending

Broadsoft	1726/3 PCT	Methods, Systems, and	PCT	Bhatia, Sanjay G.	PCT/US200 7/023643	11/09/2007				Pending
Computer Program
Products for Jumping Calls Between Different Modes of the Same Device

Broadsoft	1726/4 PCT	Systems, Methods, And	PCT	Rice, Robert	PCT/US200	12/21/2007				Pending
		Apparatus For		Michael	7/026173
		Communicating The		Maveddat, Payam
State Of A Wireless User Device In A Wireless Domain To An Application Server In An Internet Protocol (IP) Domain

Broadsoft	1726/7 PCT	Emergency Services Directory Number Registration Assistance for Subscribers Using Portable Internet Protocol (IP) Communications Devices	PCT	Bakke, Steve Madhusan, Subash	PCT/US200 6/043038	11/03/2006				National

Broadsoft	1726/7 PCT/CN	Emergency Services Directory Number Registration Assistance for Subscribers Using Portable Internet Protocol (IP) Communications Devices	China	Bakke, Steve Madhusan, Subash Brannick, Gary L.	2006800503 49.X	07/03/2008				Pending

Case Tracking System
Broadsoft PCT / Foreign Case Summary
As of: October 14, 2008

	Case No.				Application	Filing	Patent	Date	Expiration
Client	Client Case #	Title	Country	Inventor Names	Number	Date	Number	Issued	Date	Status

Broadsoft	1726/7 PCT/EP	Emergency Services Directory Number Registration Assistance for Subscribers Using Portable Internet Protocol (IP) Communications Devices	EPO	Bakke, Steve Madhusan, Subash	06827477.8	06/03/2008				Pending

Broadsoft	1726/11 PCT	System and Method for Reestablishing, With a Client Device, A Signaling Session Associated With a Call in Progress	PCT	Rice, Robert Michael	PCT/US200	01/31/2008				Pending
8/001278

Exhibit C
Suretyship Waivers
     1. Waivers. Each Borrower hereby waives: (a) any right to require ORIX to institute suit against, or to exhaust its rights and remedies against, any other Borrower or any other person, or to proceed against any property of any kind which secures all or any part of the Obligations, or to exercise any right of offset or other right with respect to any reserves, credits or deposit accounts held by or maintained with ORIX or any indebtedness of ORIX to any other Borrower, or to exercise any other right or power, or pursue any other remedy ORIX may have; (b) any defense arising by reason of any disability or other defense of any other Borrower, or by reason of the cessation from any cause whatsoever of any liability of any other Borrower, with respect to all or any part of the Obligations, or by reason of any act or omission of ORIX or others which directly or indirectly results in the discharge or release of any other Borrower or any Obligations or any security therefor, whether by operation of law or otherwise; (c) any defense arising by reason of any failure of ORIX to obtain, perfect, maintain or keep in force any security interest in, or lien or encumbrance upon, any property of any Borrower or any other person; (d) any defense based upon or arising out of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any other Borrower, including without limitation any discharge of, or bar against collecting, any of the Obligations (including without limitation any interest thereon), in or as a result of any such proceeding. Until all of the Obligations has been paid, performed, and discharged in full, nothing shall discharge or satisfy the liability of Borrower hereunder except the full performance and payment of all of the Obligations. If any claim is ever made upon ORIX for repayment or recovery of any amount or amounts received by ORIX in payment of or on account of any of the Obligations, because of any claim that any such payment constituted a preferential transfer or fraudulent conveyance, or for any other reason whatsoever, and ORIX repays all or part of said amount by reason of any judgment, decree or order of any court or administrative body having jurisdiction over ORIX or any of its property, or by reason of any settlement or compromise of any such claim effected by ORIX with any such claimant (including without limitation any other Borrower), then and in any such event, Borrower agrees that any such judgment, decree, order, settlement and compromise shall be binding upon Borrower, notwithstanding any revocation or release of this Agreement or the cancellation of any note or other instrument evidencing any of the Obligations, or any release of any of the Obligations, and the Borrower shall be and remain liable to ORIX under this Agreement for the amount so repaid or recovered, to the same extent as if such amount had never originally been received by ORIX, and the provisions of this sentence shall survive, and continue in effect, notwithstanding any termination of this Agreement. Each Borrower hereby expressly and unconditionally waives all rights of subrogation, reimbursement and indemnity of every kind against any other Borrower, and all rights of recourse to any assets or property of any other Borrower, and all rights to any collateral or security held for the payment and performance of any Obligations, including (but not limited to) any of the foregoing rights which Borrower may have under any present or future document or agreement with any other Borrower, and including (but not limited to) any of the foregoing rights which Borrower may have under any equitable doctrine of subrogation, implied contract, or unjust enrichment, or any other equitable or legal doctrine.
     2. Consents. Each Borrower hereby consents and agrees that, without notice to or by Borrower and without affecting or impairing in any way the obligations or liability of Borrower hereunder, ORIX may, from time to time before or after revocation of this Agreement, do any one or more of the following in ORIX’s sole and absolute discretion: (a) accept partial payments of, compromise or settle, renew, extend the time for the payment, discharge, or performance of, refuse to enforce, and release all or any parties to, any or all of the Obligations; (b) grant any other indulgence to any Borrower or any other person in respect of any or all of the Obligations or any other matter; (c) accept, release, waive, surrender, enforce, exchange, modify, impair, or extend the time for the performance, discharge, or payment of, any and all property of any kind securing any or all of the Obligations, or on which ORIX at any time may have a lien, or refuse to enforce its rights or make any compromise or settlement or agreement therefor in respect of any or all of such property; (d) substitute or add, or take any action or omit to take any action which results in the release of, any other Borrower, regardless of any destruction or impairment of any right of contribution or other right of Borrower; (e) apply any sums received from any other Borrower, or from the disposition of any collateral or security, to any indebtedness whatsoever owing from such other Borrower or secured by such collateral or security, in such manner and order as ORIX determines in its sole discretion, and regardless of whether such indebtedness is part of the Obligations, is secured, or is due and payable. Borrower consents and agrees that ORIX shall be under no obligation to marshal any assets in favor of Borrower, or against or in payment of any or all of the Obligations.

ORIX Schedule to Loan and Security Agreement
     3. Independent Liability. Each Borrower hereby agrees that one or more successive or concurrent actions may be brought hereon against it, in the same action in which any other Borrower may be sued or in separate actions, as often as deemed advisable by ORIX. Each Borrower is fully aware of the financial condition of each other Borrower and is executing and delivering this Agreement based solely upon its own independent investigation of all matters pertinent hereto, and it is not relying in any manner upon any representation or statement of ORIX with respect thereto. Each Borrower represents and warrants that it is in a position to obtain, and it hereby assumes full responsibility for obtaining, any additional information concerning any other Borrower’s financial condition and any other matter pertinent hereto as it may desire, and it is not relying upon or expecting ORIX to furnish to it any information now or hereafter in ORIX’s possession concerning the same or any other matter.